EXHIBIT 4.1

AMENDED AND RESTATED DECLARATION OF TRUST

OF

UMPQUA MASTER TRUST I

Dated as of August 9, 2007

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ARTICLE I
INTERPRETATION AND DEFINITIONS
Section 1.1	Definitions	2
ARTICLE II
ORGANIZATION
Section 2.1	Name	10
Section 2.2	Office	10
Section 2.3	Purpose	10
Section 2.4	Authority	11
Section 2.5	Title to Property of a Series	11
Section 2.6	Powers and Duties of the Trustees and the Administrators	11
Section 2.7	Prohibition of Actions by the Master Trust, each Series and the
	Trustees	17
Section 2.8	Powers and Duties of the Institutional Trustee	18
Section 2.9	Certain Duties and Responsibilities of the Trustees and the
	Administrators	20
Section 2.10	Certain Rights of Institutional Trustee	22
Section 2.11	Delaware Trustee	24
Section 2.12	Execution of Documents	24
Section 2.13	Not Responsible for Recitals or Issuance of Securities	25
Section 2.14	Term	25
Section 2.15	Mergers	25
ARTICLE III
SPONSOR
Section 3.1	Sponsor’s Purchase of Common Securities	27
Section 3.2	Responsibilities of the Sponsor	27
ARTICLE IV
TRUSTEES AND ADMINISTRATORS
Section 4.1	Number of Trustees	28
Section 4.2	Delaware Trustee	28
Section 4.3	Institutional Trustee; Eligibility	28
Section 4.4	Administrators	29
Section 4.5	Appointment, Removal and Resignation of the Trustees and the
	Administrators	29
Section 4.6	Vacancies Among Trustees	31

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Section 4.7	Effect of Vacancies	31
Section 4.8	Meetings of the Trustees and the Administrators	32
Section 4.9	Delegation of Power	32
Section 4.10	Merger, Conversion, Consolidation or Succession to Business	32
ARTICLE V
DISTRIBUTIONS
Section 5.1	Distributions	33
ARTICLE VI
ISSUANCE OF SECURITIES SECTION
Section 6.1	General Provisions Regarding Securities	33
Section 6.2	Paying Agent, Transfer Agent, Calculation Agent and Registrar	35
Section 6.3	Form and Dating	35
Section 6.4	Book-Entry Capital Securities	36
Section 6.5	Mutilated, Destroyed, Lost or Stolen Certificates	38
Section 6.6	Temporary Certificates	38
Section 6.7	Cancellation	39
Section 6.8	Rights of Holders; Waivers of Past Defaults	39
ARTICLE VII
DISSOLUTION AND TERMINATION OF MASTER TRUST AND SERIES
Section 7.1	Dissolution and Termination of Master Trust and each Series	41
ARTICLE VIII
TRANSFER OF INTERESTS
Section 8.1	General	42
Section 8.2	Transfer Procedures and Restrictions	43
Section 8.3	Deemed Security Holders	47

ARTICLE IX

LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

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ARTICLE X
ACCOUNTING
Section 10.1	Fiscal Year	53
Section 10.2	Certain Accounting Matters	53
Section 10.3	Banking	54
Section 10.4	Withholding	55
ARTICLE XI
AMENDMENTS AND MEETINGS
Section 11.1	Amendments	55
Section 11.2	Meetings of the Holders of the Securities; Action by Written Consent	57
ARTICLE XII
REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE
Section 12.1	Representations and Warranties of Institutional Trustee	59
Section 12.2	Representations and Warranties of Delaware Trustee	60
ARTICLE XIII
MISCELLANEOUS
Section 13.1	Notices	61
Section 13.2	Governing Law	62
Section 13.3	Submission to Jurisdiction	62
Section 13.4	Intention of the Parties	63
Section 13.5	Headings	63
Section 13.6	Successors and Assigns	63
Section 13.7	Partial Enforceability	63
Section 13.8	Counterparts	63

ANNEX AND EXHIBITS
ANNEX I	FORM OF SERIES SUPPLEMENT
EXHIBIT A-1	FORM OF CAPITAL SECURITY CERTIFICATE
EXHIBIT A-2	FORM OF COMMON SECURITY CERTIFICATE
EXHIBIT B	FORM OF ADMINISTRATOR’S CERTIFICATE OF THE MASTER
	TRUST

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AMENDED AND RESTATED DECLARATION OF TRUST

OF

UMPQUA MASTER TRUST I

August 9, 2007

     AMENDED AND RESTATED DECLARATION OF TRUST (as amended or supplemented from time to time in accordance with the terms hereof, this “Declaration”), dated and effective as of August 9, 2007, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the holders from time to time of undivided beneficial interests in the assets of one or more Series (as defined herein) of the Master Trust (as defined herein) to be issued pursuant to this Declaration.

     WHEREAS, certain of the Trustees and the Sponsor established Umpqua Master Trust I (the “Master Trust”), a statutory trust under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of August 1, 2007 (the “Original Declaration”), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 1, 2007, for the sole purpose of issuing and selling the Securities (as defined herein) of one or more Series (as defined herein) representing undivided beneficial interests in the assets of the Master Trust associated with that Series, investing the proceeds thereof in the Debentures (as defined herein) of the Debenture Issuer (as defined herein) associated with such Series and engaging in those activities necessary, advisable or incidental thereto;

     WHEREAS, prior to the execution of this Declaration, no interests in the assets of the Master Trust or in the assets associated with any Series have been issued; and

     WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto that (i) the Master Trust continue as a series statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, (ii) one or more Series be issued from time to time in accordance with this Declaration and that each such Series receive the full benefit of the limitations on liability as set forth in §3804 of the Statutory Trust Act and (iii) all assets associated with a Series will be held in trust for the benefit of the Holders (as defined herein) of the Securities of such Series, subject to the provisions of this Declaration, and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:

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ARTICLE I

INTERPRETATION AND DEFINITIONS

      Section 1.1 Definitions. Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1 or, if not defined in this Section 1.1 or elsewhere herein, in the Indenture;

     (b)  a term defined anywhere in this Declaration has the same meaning throughout;

     (c)  all references to “the Declaration” or “this Declaration” are to this Declaration and each Exhibit hereto and each Series Supplement, as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

     (f) a reference to the singular includes the plural and vice versa; and

     (g) the word “or” is always used inclusively.

     “Additional Amounts” has the meaning set forth in Section 3.06 of the Indenture.

     “Administrative Action” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Administrators” means each of Ronald L. Farnsworth and Neal T. McLaughlin, solely in such Person’s capacity as an Administrator of the Master Trust and each Series and not in such Person’s individual capacity, or such Administrator’s successor in interest in such capacity, or any successor appointed as herein provided.

     “Affiliate” has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     “Applicable Depositary Procedures” means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

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     “Bankruptcy Event” means, with respect to any Person:

     (a) a court having jurisdiction in the premises enters a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree, appointment or order remains unstayed and in effect for a period of 90 consecutive days; or

     (b) such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

     “Beneficial Owner” means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Depositary or, if a Depositary Participant is not the beneficial owner, then the beneficial owner as reflected in the records of the applicable Depositary Participant.

     “Book-Entry Capital Security” means a Capital Security the ownership and transfers of which shall be reflected and made, as applicable, through book entries by the Depositary.

     “Business Day” means any day other than Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware, The City of New York or the city of the Corporate Trust Office are permitted or required by law or executive order to close.

     “Capital Securities” means the class of preferred undivided beneficial interests in the Trust Property of the applicable Series.

     “Capital Security Certificate” means a definitive Certificate registered in the name of the Holder representing a Capital Security substantially in the form of Exhibit A-l.

     “Capital Treatment Event” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Certificate” means any certificate evidencing Securities of the applicable Series.

     “Certificate of Trust” means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Master Trust, as amended and restated from time to time.

     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     “Commission” means the United States Securities and Exchange Commission.

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     “Common Securities” means the class of common undivided beneficial interests in the Trust Property of the applicable Series.

     “Common Security Certificate” means a definitive Certificate registered in the name of the Holder representing a Common Security substantially in the form of Exhibit A-2.

     “Company Indemnified Person” means (a) any Administrator, (b) any Affiliate of any Administrator, (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator or (d) any officer, employee or agent of the Master Trust or any of their Affiliates.

     “Corporate Trust Office” means the office of the Institutional Trustee at which at any particular time its corporate trust business shall be principally administered, which at all times shall be located within the United States and at the time of execution of this Declaration shall be LaSalle Bank National Association, 135 S. LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attention: CDO Trust Services Group – Umpqua Master Trust I.

     “Coupon Rate” has the meaning set forth in paragraph 2(a) of the applicable Series Supplement.

     “Covered Person” means (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of the Master Trust or any Affiliate of the Master Trust or (b) any Holder of Securities.

     “Debenture Issuer” means Umpqua Holdings Corporation, a bank holding company incorporated in the State of Oregon, in its capacity as issuer of Debentures under the Indenture from time to time, and any permitted successor under the Indenture.

     “Debenture Trustee” means LaSalle Bank National Association, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     “Debentures” means the series of Junior Subordinated Debt Securities to be issued and sold by the Debenture Issuer under the Indenture to the Master Trust for, with respect to, and on behalf of the applicable Series.

     “Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     “Deferred Interest” means any interest on the applicable Debentures that would have been overdue and unpaid for more than one Distribution Payment Date but for the imposition of an Extension Period, and the interest that shall accrue (to the extent that the payment of such interest is legally enforceable) on such interest at the Coupon Rate applicable during such Extension Period, compounded on the same frequency on which Distributions are payable from the date on which such Deferred Interest would otherwise have been due and payable until paid or made available for payment.

     “Definitive Capital Securities” means any Capital Securities in definitive form.

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     “Delaware Trustee” has the meaning set forth in Section 4.2.

     “Depositary” means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Sponsor. Unless otherwise specified in the Series Supplement, DTC will be the initial Depositary.

     “Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with or on behalf of the Depositary.

     “Direct Action” has the meaning set forth in Section 2.8(e) .

     “Distribution” means a distribution payable to Holders of Securities of the applicable Series in accordance with Section 5.1.

     “Distribution Payment Date” has the meaning set forth in paragraph 2(e) of the applicable Series Supplement.

     “Distribution Period” has the meaning set forth in paragraph 2(a) of the applicable Series Supplement.

     “DTC” means The Depository Trust Company or any successor thereto.

     “Event of Default” means the occurrence of an Indenture Event of Default.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     “Extension Period” has the meaning set forth in paragraph 2(e) of the applicable Series Supplement.

     “Federal Reserve” means the Board of Governors of the Federal Reserve System.

     “Fiduciary Indemnified Person” shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

     “Fiscal Year” has the meaning set forth in Section 10.1.

     “Global Capital Security” means a global Certificate evidencing ownership of Book-Entry Capital Securities.

     “Guarantee” means the Guarantee Agreement to be executed by the Sponsor (the “Guarantor”) in respect of the Capital Securities of the applicable Series.

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     “Holder” means a Person in whose name a Certificate representing a Security of the applicable Series is registered on the Securities Register maintained by or on behalf of the Registrar, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

     “Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.

     “Indenture” means the Indenture, dated as of the Closing Date, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto establishing or governing the terms of the applicable Debentures.

     “Indenture Event of Default” means an “Event of Default,” as defined in the Indenture, with respect to the applicable Debentures.

     “Institutional Trustee” means a Trustee meeting the eligibility requirements set forth in Section 4.3.

     “Investment Company” means an investment company as defined in the Investment Company Act.

     “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     “Investment Company Event” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Legal Action” has the meaning set forth in Section 2.8(e) .

     “LIBOR Determination Date” has the meaning set forth in paragraph 2 of the applicable Series Supplement.

     “Liquidation” has the meaning set forth in paragraph 3 of the applicable Series Supplement.

     “Liquidation Distribution” has the meaning set forth in paragraph 3 of the applicable Series Supplement.

     “Master Trust” has the meaning set forth in the recitals.

     “Majority in liquidation amount” means, as applicable, (a) with respect to Securities, Holders of outstanding Securities of the applicable Series, voting together as a single class, who are record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Securities of the applicable Series; (b) with respect to Capital Securities, Holders of outstanding Capital Securities of the applicable Series, voting together as a single class, who are record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon

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which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Capital Securities of the applicable Series; or (c) with respect to Common Securities, Holders of outstanding Common Securities of the applicable Series, voting together as a single class, who are record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Common Securities of the applicable Series.

     “Maturity Date” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Maturity Redemption Price” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Officers’ Certificate” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person or, in the case of a natural Person, such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (c) a statement that each Authorized Officer or Person, as the case may be, signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

     (d) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Person, as the case may be, in rendering the Officers’ Certificate;

     (e) a statement that each Authorized Officer or Person, as the case may be, has made such examination or investigation as, in his or her opinion, is necessary to enable such Authorized Officer or Person, as the case may be, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (f) a statement as to whether, in the opinion of each Authorized Officer or Person, as the case may be, such condition or covenant has been complied with.

     “Optional Redemption Date” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Optional Redemption Price” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “OTS” means the Office of Thrift Supervision.

     “Paying Agent” has the meaning set forth in Section 6.2.

     “Payment Amount” has the meaning set forth in Section 5.1.

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     “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     “PORTAL” has the meaning set forth in Section 2.6(a)(i) .

     “Property Account” has the meaning set forth in Section 2.8(c) .

     “Pro Rata” has the meaning set forth in paragraph 8 of the applicable Series Supplement.

     “QIB” means a “qualified institutional buyer” as defined under Rule 144A.

     “Quorum” means a majority of the Administrators or, if there are only two Administrators, both of them.

     “Redemption/Distribution Notice” has the meaning set forth in paragraph 4(e) of the applicable Series Supplement.

     “Registrar” has the meaning set forth in Section 6.2.

     “Relevant Trustee” has the meaning set forth in Section 4.5(a) .

      “Responsible Officer” means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

     “Restricted Securities Legend” has the meaning set forth in Section 8.2(c) .

     “Rule 144A” means Rule 144A under the Securities Act.

     “Rule 3a-5” means Rule 3a-5 under the Investment Company Act.

     “Rule 3a-7” means Rule 3a-7 under the Investment Company Act.

     “Securities” means the Common Securities and the Capital Securities of the applicable Series.

     “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     “Securities Register” has the meaning set forth in Section 6.2(a) .

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     “Series” means a designated series of beneficial interests in the Master Trust established by or in accordance with this Declaration and the applicable Series Supplement, comprised of a class of Capital Securities and a class of Common Securities.

     “Series Obligations” means, with respect to a particular Series, the debts, liabilities, obligations, and expenses of the Master Trust incurred, contracted for or otherwise existing with respect to that Series.

     “Series Supplement” means the instrument, substantially in the form of Annex I hereto, pursuant to which the terms of the Securities of the applicable Series are established.

     “Special Redemption Date” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Special Redemption Price” has the meaning set forth in paragraph 4(a) of the applicable Series Supplement.

     “Sponsor” means Umpqua Holdings Corporation, a bank holding company that is incorporated in the State of Oregon, or any permitted successor of the Debenture Issuer under the Indenture, in its capacity as sponsor of the Master Trust.

     “Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §3801 et seq., as it may be amended from time to time, or any successor legislation.

     “Successor Delaware Trustee” has the meaning set forth in Section 4.5(e) . “Successor Entity” has the meaning set forth in Section 2.15(b) . “Successor Institutional Trustee” has the meaning set forth in Section 4.5(b) . “Successor Securities” has the meaning set forth in Section 2.15(b) .

     “Super Majority” has the meaning set forth in the applicable Series Supplement.

     “Tax Event” has the meaning set forth in the applicable Series Supplement.

     “10% in liquidation amount” means, as applicable, (a) with respect to Securities, Holders of outstanding Securities of the applicable Series, voting together as a single class, who are record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Securities of the applicable Series; or (b) with respect to Capital Securities, Holders of outstanding Capital Securities of the applicable Series, voting together as a single class, who are record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Capital Securities of the applicable Series.

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     “Transfer Agent” has the meaning set forth in Section 6.2.

     “Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

     “Trust Property,” with respect to any Series, means (a) the Debentures purchased by the Master Trust for, with respect to, and on behalf of the applicable Series from the Debenture Issuer, (b) any cash on deposit in, or owing to, the Property Account in respect of such Debentures and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee for the benefit of the Holders of the Securities of such Series pursuant to the trusts of this Declaration.

     “Trustee” or ‘Trustees” means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

“U.S. Person” means a United States Person as defined in Section 7701(a)(30) of the Code.

ARTICLE II ORGANIZATION

     Section 2.1 Name. The Master Trust is named “Umpqua Master Trust I,” as such name may be modified from time to time by the Administrators following written notice to the Institutional Trustee and the Holders of the Securities. The Master Trust’s activities may be conducted under the name of the Master Trust or any other name deemed advisable by the Administrators.

     Section 2.2 Office. The address of the principal office of the Master Trust, which shall be in a state of the United States or the District of Columbia, is One SW Columbia Street, Suite 1200, Portland, Oregon 97258. On ten Business Days’ written notice to the Institutional Trustee and the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or the District of Columbia.

     Section 2.3 Purpose. The exclusive purposes and functions of the Master Trust are (a) to establish, from time to time, one or more Series, and to issue and sell Securities of such Series, each such Series representing undivided beneficial interests in the assets of the Master Trust associated with such Series, (b) to invest the gross proceeds from such sale in a newly issued series of Debentures by the Debenture Issuer and (c) except as otherwise limited herein, to

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engage in only those other activities deemed necessary, advisable or incidental thereto by the Institutional Trustee, including, without limitation, those activities specified in this Declaration. The Master Trust may not borrow money, incur debt, issue equity securities other than the Securities, reinvest proceeds derived from investments, pledge, or otherwise permit any lien on, any of the assets of the Master Trust (including, without limitation, those associated with any Series), or otherwise undertake (or permit to be undertaken) any activity that would cause the Master Trust or any Series to violate the limitations referred to in Section 2.6(d) .

     Section 2.4 Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Master Trust. An action taken by a Trustee on behalf of the Master Trust (including, without limitation, for, with respect to, or on behalf of any Series) and in accordance with such Trustee’s powers shall constitute the act of and serve to bind the Master Trust and the Trust Property of the applicable Series. In dealing with the Trustees acting on behalf of the Master Trust (including, without limitation, for, with respect to, or on behalf of any Series), no Person shall be required to inquire into the authority of the Trustees to bind the Master Trust (including, without limitation, for, with respect to, or on behalf of any Series). Persons dealing with the Master Trust (including, without limitation, for, with respect to, or on behalf of any Series) are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Master Trust and are not intended to be trustees or fiduciaries with respect to the Master Trust or any Series or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

     Section 2.5 Title to Property of a Series. Except as provided in Section 2.6(g) and Section 2.8 with respect to the Debentures and the Property Accounts or as otherwise provided in this Declaration, legal title to all assets associated with a Series shall be vested in the Master Trust for, with respect to, and on behalf of such Series. The Holders of the Securities comprising any Series shall not have legal title to any part of the assets of the Master Trust associated with that Series or any other Series, but shall have an undivided beneficial interest in the assets of the Master Trust associated with that Series.

     Section 2.6 Powers and Duties of the Trustees and the Administrators.

     (a) The Trustees and the Administrators shall conduct the affairs of the Master Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Administrators and, at the direction of the Administrators, the Trustees, shall have the authority to enter into all transactions and agreements determined by the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

               (i) Each Administrator shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Master Trust (for itself and/or for,

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with respect to, and on behalf of any Series), with respect to the following matters:

     (A)  the issuance and sale of the Securities comprising any Series;

     (B)  to cause the Master Trust (for itself and/or for, with respect to, and on behalf of such Series) to enter into, and to execute, deliver and perform on behalf of the Master Trust and/or such Series, such agreements as may be necessary or desirable in connection with the purposes and function of the Master Trust and/or such Series, including agreements with the Paying Agent, a subscription agreement for Debentures between the Master Trust (for itself and/or for, with respect to, and on behalf of such Series) and the Sponsor, a purchase or subscription agreement for Capital Securities between the Master Trust (for itself and/or for, with respect to, and on behalf of such Series) and the purchaser(s) thereof, a subscription agreement for Common Securities between the Master Trust (for itself and/or for, with respect to, and on behalf of such Series) and the Sponsor and a Guarantee for the Capital Securities of each Series;

     (C) ensuring compliance with the Securities Act and applicable securities or blue sky laws of states and other jurisdictions;

     (D) if and at such time determined solely by the Sponsor at the request of the purchasers, assisting in the designation of the Capital Securities of a Series for trading in the Private Offering, Resales and Trading through the Automatic Linkages (“PORTAL”) system if available;

     (E) the sending of notices (other than notices of default) and other information regarding the Securities and the related Debentures to the Holders of such Securities in accordance with this Declaration, including notice of any notice received from the Debenture Issuer of its election to defer payments of interest on such Debentures by extending the interest payment period under the Indenture;

     (F) the appointment of a Paying Agent, Transfer Agent and Registrar in accordance with this Declaration;

     (G) execution and delivery of the Certificates and the related Series Supplement in accordance with this Declaration;

     (H) execution and delivery of closing certificates pursuant to any purchase or placement agreement and the application for a taxpayer identification number;

     (I)  unless otherwise determined by the Holders of a Majority in  liquidation amount of the Securities of a particular Series or as

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otherwise required by the Statutory Trust Act, to execute in the name of the Master Trust for, with respect to, and on behalf of such Series (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

     (J) the taking of any action as the Sponsor or an Administrator may from time to time determine is necessary, advisable or incidental to the foregoing to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

     (K) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of the applicable Securities as to such actions and applicable record dates;

     (L) to duly prepare and file on behalf of the Master Trust (for itself and/or for, with respect to, and on behalf of the Series) all applicable tax returns and tax information reports that are required to be filed with respect to it;

     (M) to negotiate the terms of, and the execution and delivery of, any purchase or placement agreement and any other related agreements providing for the sale of Capital Securities;

     (N) to employ or otherwise engage employees, agents (who may be designated as officers with titles), managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

     (O) to incur expenses that are necessary, advisable or incidental to carry out any of the purposes of the Master Trust and each Series;

     (P) to give the certificate, substantially in the form of Exhibit B attached hereto, required by §314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by an Administrator;

     (Q) to take all action that may be necessary or appropriate for the preservation and the continuation of the valid existence, rights, franchises and privileges of the Master Trust as a statutory trust or any Series as a series of the Master Trust under the laws of each jurisdiction (other than the State of Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Master Trust (for itself or for, with respect to, and on behalf of any Series) to effect the purposes for which they were created; and

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     (R) in the event that there are any debts, liabilities, obligations, or expenses incurred, contracted for or otherwise existing with respect to the Master Trust, or any charges or reserves attributable to the Master Trust, that are not readily identifiable as liabilities belonging to any particular Series and that cannot be satisfied or provided for in full by or out of assets of the Master Trust other than assets associated with each particular Series (collectively, “General Liabilities”), to allocate such General Liabilities, only to the extent that the same cannot be satisfied or provided for in full by or out of assets of the Master Trust other than assets associated with each particular Series, to, between, or among any one or more Series on a pro rata basis based on the liquidation amount of each outstanding Series and, to the fullest extent permitted by law, any General Liabilities so allocated to a particular Series shall belong to that Series and that Series only and each such allocation by the Administrator shall be conclusive and binding upon the Master Trust, all Series and all Holders of Securities for all purposes. The assets associated with each particular Series shall be charged exclusively with the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to that Series (including, without limitation, all Series Obligations of that particular Series), and charges and reserves attributable to that Series, if any; all such debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series (including, without limitation, all Series Obligations of that particular Series), and all such charges and reserves attributable to that Series, together with any General Liabilities allocated to that Series as provided in the immediately preceding sentence, are herein referred to as “liabilities belonging to” that Series.

     (ii) As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Master Trust (for itself and/or for, with respect to, and on behalf of any Series) with respect to the following matters:

     (A) the establishment of the Property Accounts;

     (B) the receipt of Debentures from time to time;

     (C) the collection of interest, principal and any other payments made in respect of Debentures in a Property Account;

     (D) the distribution through the Paying Agent of amounts owed to the Holders in respect of their Securities;

     (E) the exercise of all of the rights, powers and privileges of a registered holder of Debentures;

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     (F) the sending of notices of default and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

     (G) the distribution of the Trust Property in accordance with the terms of this Declaration;

     (H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Master Trust and each Series and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

     (I) after any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)), the taking of any action that the Institutional Trustee may from time to time determine is necessary, advisable or incidental for the foregoing to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders of the Securities to which such Event of Default relates (without consideration of the effect of any such action on any particular Holder);

     (J) to take all action that may be necessary or appropriate for the preservation and the continuation of the valid existence, rights, franchises and privileges of the Master Trust as a statutory trust or any Series as a series of the Master Trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital Securities or to enable the Master Trust (for itself and/or for, with respect to, and on behalf of any Series) to effect the purposes for which it was created; and

     (K) to undertake any actions set forth in §317(a) of the Trust Indenture Act.

     (iii) The Institutional Trustee shall have the power and authority, and is hereby authorized, to act on behalf of the Master Trust and each Series with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 2.6(a)(i)(E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

     (b) So long as this Declaration remains in effect, neither the Master Trust, nor the Trustees or Administrators acting on behalf of the Master Trust (for itself and/or for, with respect to and on behalf of any Series) shall undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Master Trust (for

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itself and/or for, with respect to and on behalf of any Series) may not, and neither the Trustees nor the Administrators may cause the Master Trust (for itself and/or for, with respect to and on behalf of any Series) to, (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) incur any indebtedness for borrowed money or incur any debt or issue any equity securities other than the Securities, (iv) take or consent to any action that would result in the placement of a lien on any of the Trust Property or (v) take or consent to any action that (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) is inconsistent with the limitations specified in Section 2.6(d) . The Institutional Trustee shall, at the sole cost and expense of the applicable Series subject to reimbursement under Section 9.6(a), defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property of such Series that is adverse to the interest of such Series or the Holders of the Securities of such Series in their capacity as Holders.

     (c) In connection with the issuance and sale of Capital Securities, the Sponsor shall have the right and responsibility to assist the Master Trust with respect to, or effect on behalf of the Master Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

     (i) the taking of any action necessary to obtain an exemption from the Securities Act;

     (ii) the determination of the jurisdictions in which to take appropriate action to qualify or register for sale all or part of such Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of such Master Trust (for itself and/or for, with respect to and on behalf of the applicable Series), and the advisement of and direction to the Trustees of actions they must take on behalf of such Master Trust (for itself and/or for, with respect to and on behalf of the applicable Series), and the preparation for execution and filing of any documents to be executed and filed by such Master Trust (for itself and/or for, with respect to and on behalf of the applicable Series), or on behalf of such Master Trust (for itself and/or for, with respect to and on behalf of the applicable Series), as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions in connection with the sale of such Capital Securities; and

     (iii) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Master Trust and each Series and to operate the Master Trust and each Series so that (i) neither the Master Trust nor any Series will be deemed to be an Investment Company required to be registered under the Investment Company Act (in the case of the Institutional Trustee, to the actual knowledge of a Responsible

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Officer), (ii) neither the Master Trust nor any Series will fail to be classified as a grantor trust for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer), (iii) neither the Master Trust nor any Series will take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) or (iv) the requirements to preserve the limitations on liability set forth in §3804 of the Statutory Trust Act are not contravened in any manner whatsoever (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer). In this connection, with respect to either the Master Trust or any Series, the Institutional Trustee, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws or this Declaration, as amended from time to time, that each of the Institutional Trustee, the Administrators and such Holders determine in their discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the applicable Capital Securities.

     (e) All expenses incurred by the Administrators or the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

     (f) The assets of each Series shall consist of the Trust Property of such Series.

     (g) Legal title to all Trust Property of each Series shall be vested at all times in the Institutional Trustee (in its capacity as such) for, with respect to, and on behalf of such Series and shall be held and administered by such Institutional Trustee for the benefit of the Holders of the Securities of such Series in accordance with this Declaration, and the Institutional Trustee accepts each trust created hereby.

     (h) If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 2.7 Prohibition of Actions by the Master Trust, each Series and the Trustees. The Master Trust (for itself and/or for, with respect to or on behalf of any Series) shall not, and the Institutional Trustee and the Administrators shall not, and the Administrators shall cause the Master Trust (for itself and/or for, with respect to or on behalf of and each Series) not to, engage in any activity other than as required or authorized by this Declaration. In particular, neither the Master Trust nor any Series shall, and neither the Institutional Trustee nor the Administrators shall cause Master Trust or any Series to:

     (a) invest any proceeds received by the Master Trust (for itself and/or with respect to or on behalf of a Series) from holding Debentures, but shall distribute all such

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proceeds to Holders of the Securities of the applicable Series pursuant to the terms of this Declaration and of such Securities;

     (b) acquire any assets other than as expressly provided herein;

     (c) possess Trust Property for other than a purpose specified herein;

     (d) make any loans or incur any indebtedness other than loans represented by Debentures purchased by the Master Trust (for itself and/or with respect to or on behalf of a Series);

     (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of any Securities;

     (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Master Trust other than the Securities; or

     (g) other than as provided in this Declaration, (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Master Trust shall have received a written opinion of counsel experienced in such matters to the effect that such amendment, modification or termination will not cause the Master Trust or any Series to cease to be classified as a grantor trust for United States federal income tax purposes.

     Section 2.8 Powers and Duties of the Institutional Trustee.

     (a) The legal title to the Trust Property associated with a Series shall be owned by and held of record in the name of the Institutional Trustee for, with respect to, and on behalf of such Series in trust for the benefit of the Holders of the Securities of such Series. The right, title and interest of the Institutional Trustee to such Trust Property shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 4.5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to such Trust Property have been executed and delivered.

     (b) The Institutional Trustee shall not transfer its right, title and interest in any Trust Property to the Administrators or to the Delaware Trustee.

     (c) The Institutional Trustee shall:

           (i) establish and maintain a segregated non-interest bearing trust account in the name of the Master Trust for, with respect to and on behalf of each Series (each, a “Property Account”) in the United States (as defined in Treasury Regulations §301.7701 -7), in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee’s trust department, on behalf of the Holders of the Securities of such Series and, upon the

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receipt of payments of funds made in respect of the Trust Property of such Series held by the Institutional Trustee, deposit such funds into such Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities of such Series from such Property Account in accordance with Section 5.1. Funds in each Property Account shall be held uninvested until disbursed in accordance with this Declaration;

     (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities of each Series to the extent the Debentures purchased by such Series are redeemed or mature; and

     (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities of a Series, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures purchased by such Series to Holders of such Securities upon the occurrence of the circumstances specified therefor under the terms of such Securities.

     (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

     (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Master Trust (for itself and/or for, with respect to or on behalf of a Series) (a “Legal Action”) which arise out of or in connection with any default or Event of Default with respect to the Securities of such Series of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee’s duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default with respect to the Securities of such Series has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or premium, if any, on or principal of the Debentures purchased by the Master Trust (for itself and/or for, with respect to or on behalf of a Series) on the date such interest, premium, if any, or principal is otherwise payable (or in the case of redemption, on the date of redemption), then a Holder of the Capital Securities of such Series may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest that is so payable on such Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a “Direct Action”) on or after the respective due date specified in such Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities of such Series will be subrogated to the rights of such Holder of the Capital Securities of such Series to the extent of any payment made by the Debenture Issuer to such Holder of such Capital Securities in such Direct Action; provided, however, that a Holder of such Common Securities may exercise such right of subrogation only if no Event of Default with respect to such Capital Securities has occurred and is continuing.

(f) The Institutional Trustee shall continue to serve as a Trustee of the Master Trust (including with respect to each Series) until either:

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     (i) the Master Trust or such Series, as the case may be, has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities of all Series, in the case of the Master Trust, or such Series, in the case of such Series, pursuant to the terms of such Securities and this Declaration; or

     (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 4.5.

     (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a registered holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing with respect to such Debentures, the Institutional Trustee may, for the benefit of Holders of the Securities of the Series on whose behalf the Master Trust purchased such Debentures, enforce its rights as registered holder of such Debentures subject to the rights of the Holders pursuant to this Declaration and the terms of such Securities.

     (h) The Institutional Trustee must exercise the powers set forth in this Section 2.8 in a manner that is consistent with the purposes and functions set out in Section 2.3, and the Institutional Trustee shall not take any action that is inconsistent with such purposes and functions.

     Section 2.9  Certain  Duties  and  Responsibilities  of  the  Trustees  and  the  Administrators.

     (a) The Institutional Trustee, before the occurrence of any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) with respect to a particular Series and after the curing of all such Events of Default that may have occurred, shall undertake with respect to that Series to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) has occurred (that has not been cured or waived pursuant to Section 6.7) with respect to a particular Series, the Institutional Trustee shall with respect to that Series exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release

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a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith. Nothing in this Declaration shall be construed to release an Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct or bad faith. To the extent that, at law or in equity, a Trustee or an Administrator has duties (including fiduciary duties) to the Master Trust or to the Holders, such Trustee’s or Administrator’s duties may be restricted or eliminated by provisions in this Declaration, except that this Declaration may not eliminate the implied contractual covenant of good faith and fair dealing. A Trustee or Administrator shall not be liable to the Master Trust or a Holder or another Person that is party to or is otherwise bound by the Declaration for breach of fiduciary duty for the Trustee’s or Administrator’s good faith reliance on the provisions of the Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other liabilities of the Administrators or the Trustees, except that no provision of this Declaration may limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

     (c) All payments made by the Institutional Trustee or a Paying Agent in respect of any Securities of a Series shall be made only from the revenue and proceeds from the Trust Property of that Series and only to the extent that there shall be sufficient revenue or proceeds from such Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property of that Series to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

     (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith with respect to matters that are within the authority of the Institutional Trustee under this Declaration, except that:

     (i) the Institutional Trustee shall not be liable for any error or judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

     (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, comprising any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

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     (iii) the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of any Trust Property shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

     (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Accounts maintained by the Institutional Trustee pursuant to Section 2.8(c)(i) and except to the extent otherwise required by law; and

     (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

     Section 2.10 Certain Rights of Institutional Trustee. Subject to the provisions of Section 2.9:

     (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, written opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which Holders of the Capital Securities comprising any Series are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor’s opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of such Holders, in which event the Institutional Trustee shall have no liability except for its own negligence, willful misconduct or bad faith;

     (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

     (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking,

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suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

     (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

     (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

     (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of the Holders of the Capital Securities comprising any Series pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) that has not been cured or waived, of its obligation to exercise the rights and powers vested in it by this Declaration;

     (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

     (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

     (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder affecting a series, the Institutional Trustee (i) may request instructions from the Holders of the Common Securities and the Capital Securities comprising such Series, which instructions may be given only by the Holders of the same proportion in liquidation amount of such Common Securities and Capital Securities as would be entitled to direct the Institutional Trustee under the terms of such Common Securities and Capital Securities

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in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

     (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

     (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

     (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, except that the Institutional Trustee shall be deemed to have knowledge of any Event of Default pursuant to Sections 5.01(a), 5.01(b) or 5.01(c) of the Indenture (other than an Event of Default resulting from the default in the payment of Additional Amounts if the Institutional Trustee does not have actual knowledge or written notice that such payment is due and payable);

     (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Master Trust and the Series and the Holders of the Securities to which such action relates, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action; and

     (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation, and no permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

     Section 2.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 4.2, the Delaware Trustee shall not be entitled to exercise any powers, and the Delaware Trustee shall not have any of the duties and responsibilities of any of the Trustees or the Administrators specified in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in Section 4.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of §3807 of the Statutory Trust Act.

     Section 2.12 Execution of Documents. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the

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Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute and deliver on behalf of the Master Trust (for itself and/or for, with respect to, and on behalf of any Series), any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

     Section 2.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of any Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

     Section 2.14 Term. The Institutional Trustee has filed a certificate of trust as required by §3810 of the Statutory Trust Act in connection with the formation of the Master Trust under the Statutory Trust Act, which includes a notice of limitations on liability as set forth in §3804 of the Statutory Trust Act. Upon such filing, the statutory provisions of §3804 of the Statutory Trust Act relating to limitations on liability (and the statutory effect under §3804 of including such notice) have become applicable to the Master Trust and each Series. Subject to the provisions of Article VII hereof, the term of the Master Trust shall terminate no later than five (5) years after the Maturity Date of the Securities comprising the last outstanding Series.

     Section 2.15 Mergers. (a) The Master Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described in this Section 2.15 and except with respect to the distribution of Debentures to Holders of Securities pursuant to Section 7.1(a)(iv) of this Declaration or Section 4 of the Series Supplement.

     (b) The Master Trust may, with the consent of the Administrators (which consent will not be unreasonably withheld) and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Capital Securities of any Series, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any state; provided, that:

     (i) if the Master Trust is not the survivor, such successor entity (the “Successor Entity”) either:

     (A) expressly assumes all of the obligations of the Master Trust under the Securities comprising each Series; or

     (B) substitutes for the Securities comprising each Series other securities in series having substantially the same terms as such Securities (the “Successor Securities”) so that the Successor Securities of each series rank the same as the Securities comprising the related Series rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

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     (ii) the Sponsor expressly appoints, as the registered holder of the Debentures of each series related to the Securities, a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee;

     (iii) the Capital Securities of each Series or any Successor Securities of the related series are listed or quoted, or any such Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which such Capital Securities are then listed or quoted, if any;

     (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the rating on the Capital Securities of any Series or any Successor Securities of the related series to be downgraded or withdrawn by any nationally recognized statistical rating organization, if such Capital Securities are then rated;

     (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities of any Series or any Successor Securities of the related series in any material respect (other than with respect to any dilution of such Holders’ interests in the Successor Entity);

     (vi) such Successor Entity, if any, has a purpose substantially identical to that of the Master Trust;

     (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Master Trust has received a written opinion of a nationally recognized independent counsel to the Master Trust experienced in such matters to the effect that:

     (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities of any Series or any Successor Securities of the related series in any material respect (other than with respect to any dilution of such Holders’ interests in the Successor Entity);

     (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, none of the Master Trust, each Series, the Successor Entity or each series of a Successor Entity will be required to register as an Investment Company under the Investment Company Act;

     (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Master Trust, any Series, the Successor Entity or any series of a Successor Entity will continue to be classified as a grantor trust for United States federal income tax purposes; and

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     (D) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the requirements to preserve the limitations on liability set forth in §3804 of the Statutory Trust Act are not contravened in any manner whatsoever;

     (viii) the Sponsor guarantees the obligations of the Successor Entity under the Successor Securities to the same extent provided by the Indenture, the applicable Guarantees, the Debentures and this Declaration; and

     (ix) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Institutional Trustee shall have received an Officers’ Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

     (c) Notwithstanding Section 2.15(b), the Master Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities of each Series, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would violate the limitations specified in Section 2.15 (b) (vii) (B), (C) or (D).

ARTICLE III SPONSOR

     Section 3.1 Sponsor’s Purchase of Common Securities. On the closing date for the issuance and sale of Capital Securities of a particular Series, the Sponsor will purchase all of the Common Securities of such Series, in an amount at least equal to 3% of the capital of such Series, at the same time as such Capital Securities are sold.

     Section 3.2 Responsibilities of the Sponsor. In connection with the issuance and sale of Capital Securities of any Series, the Sponsor shall have the exclusive right and responsibility and sole decision to engage in, or direct the Administrators to engage in, the following activities:

     (a) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of such Capital Securities and to do any and all such acts, other than actions which must be taken by the Master Trust, and advise the Master Trust of actions it must take (for itself and/or for, with respect to or on behalf of such Series), and prepare for execution and filing any documents to be executed and filed by the Master Trust (for itself and/or for, with respect to or on behalf of such Series), as the Sponsor deems necessary, advisable or incidental thereto in order to comply with the applicable laws of any such jurisdictions;

     (b) to ensure the filing and request the Administrators to cause the filing by the Master Trust (for itself and/or for, with respect to or on behalf of such Series), as may be appropriate, of an application to the PORTAL system, for listing or quotation upon notice of

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issuance of such Capital Securities, as requested by the Holders of not less than a Majority in liquidation amount of such Capital Securities;

     (c) to negotiate the terms of and/or execute and deliver on behalf of the Master Trust (for itself and/or for, with respect to or on behalf of such Series), the placement, purchase, subscription and other related agreements providing for the issuance and sale of such Capital Securities and the related Debentures; and

     (d) to establish the terms of the Securities of any Series by the execution and delivery of a Series Supplement to the Institutional Trustee, as well as the related Guarantee.

ARTICLE IV

TRUSTEES AND ADMINISTRATORS

Section 4.1  Number of Trustees. The number of Trustees initially shall be two, and:

     (a)  at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by the act of the Holders of more than 50% of the aggregate liquidation amount of the Common Securities of all Series then outstanding, voting together as a single class, at a meeting of the Holders of the Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section 4.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 2.11 shall have no application to such entity in its capacity as Institutional Trustee.

Section 4.2 Delaware Trustee. If required by the Statutory Trust Act, one Trustee (the “Delaware Trustee”) shall be:

     (a) a natural person who is a resident of the State of Delaware and a U.S. Person at least 21 years of age; or

     (b) if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including §3807 of the Statutory Trust Act.

     The initial Delaware Trustee shall be LaSalle National Trust Delaware.

     Section 4.3  Institutional Trustee; Eligibility.

      (a)  There shall at all times be one Trustee that shall act as Institutional Trustee which shall:

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     (i)      not be an Affiliate of the Sponsor;

     (ii)      not offer or provide credit or credit enhancement to the Master Trust or any Series; and

     (iii) be a banking corporation or national association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(iii), the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.5.

     (c) If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of §310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

     (d) The initial Institutional Trustee shall be LaSalle Bank National Association

     Section 4.4 Administrators. Each Administrator shall be a U.S. Person. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone.

     Section 4.5  Appointment, Removal and Resignation of the Trustees and the Administrators.

     (a) No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section.

     (b) Subject to Section 4.5(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities of all Series and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional

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Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the “Successor Institutional Trustee”). If the instrument of acceptance by the successor Relevant Trustee required by this Section shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Master Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section.

     (c) Unless an Event of Default shall have occurred and be continuing with respect to the Capital Securities of any Series, any Trustee may be removed at any time by an act of the Holders of more than 50% of the aggregate liquidation amount of the Common Securities of all Series then outstanding, voting together as a single class. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of more than 50% of the aggregate liquidation amount of the Common Securities of all Series then outstanding, voting together as a single class, delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If an Event of Default with respect to the Capital Securities of one or more Series shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of more than 50% of the aggregate liquidation amount of the Capital Securities of all Series then outstanding, voting together as a single class, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Series). If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of more than 50% of the aggregate liquidation amount of the Capital Securities of all Series then outstanding, voting together as a single class, delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If no successor Relevant Trustee shall have been so appointed by the Holders of more than 50% of the aggregate liquidation amount of the Capital Securities of all Series then outstanding, voting together as a single class, and accepted appointment in the manner required by this Section within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of Securities for at least six months may, on behalf of himself and all others similarly situated, at the expense of the Master Trust, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

     (d) The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

     (e) Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have

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become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the “Successor Delaware Trustee”).

     (f) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities of each Series and the Master Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Master Trust and the Series established from time to time by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Master Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and each Series subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

     (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     (h) Holders of Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

     (i) Any Successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

     Section 4.6 Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.5.

     Section 4.7 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Master Trust or any Series or

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terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 4.5, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

     Section 4.8 Meetings of the Trustees and the Administrators. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that, in the case of the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators, as the case may be. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

     Section 4.9 Delegation of Power. (a) Any Trustee or any Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents, instruments or other writings contemplated in Section 2.6.

     (b) The Trustees shall have power to delegate from time to time to such of their number or to any officer of the Master Trust that is a U.S. Person, the doing of such things and the execution of such instruments or other writings either in the name of the Master Trust (for itself and/or for, in respect of or on behalf of any Series),or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration, as set forth herein.

     Section 4.10 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may

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be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 4.5(i) .

ARTICLE V DISTRIBUTIONS

     Section 5.1 Distributions. Holders of the Securities of any Series shall receive Distributions in accordance with the applicable terms of such Securities and solely with respect to the Trust Property of such Series. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Institutional Trustee receives any payment on or in connection with the Trust Property of any Series (the amount of any such payment being a “Payment Amount” in respect of such Trust Property), the Institutional Trustee shall and is directed, to the extent funds are available in the Property Account for such Series for that purpose, to make a distribution (a “Distribution”) of the Payment Amount to Holders of the Securities of such Series. For the avoidance of doubt, funds in such Property Account shall not be distributed to Holders to the extent of any taxes payable by such Series, in the case of withholding taxes, as determined by the Institutional Trustee or any Paying Agent and, in the case of taxes other than withholding taxes, as determined by the Administrators in a written notice to the Institutional Trustee.

     The Administrators shall cause separate and distinct records to be maintained for each Series and shall cause the assets associated with each Series to be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Series or the Master Trust generally. Holders of the Securities of any Series shall only be entitled to the benefit of the Trust Property of such Series, and not the assets of the Master Trust generally or any other Series, and the Trust Property of such Series shall be charged with the liabilities belonging to such Series as contemplated in Section 2.6(a)(i)(R), and such liabilities shall be enforceable against the assets of such Series only, and not against the assets of any other Series or the Master Trust generally, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other Series or, except as contemplated in Section 2.6(a)(i)(R), the Master Trust generally, shall be enforceable against the assets of such Series.

ARTICLE VI

ISSUANCE OF SECURITIES SECTION

Section 6.1 General Provisions Regarding Securities.

     (a) The equity interests of the Master Trust shall be divided into series, each a Series, as provided in §3806(b)(2) of the Statutory Trust Act. It is the intent of the parties hereto, and upon acceptance of its Security each Holder’s intent shall be deemed to be, that the Master

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Trust and each Series receive the full benefit of the limitations on liability as set forth in §3804 of the Statutory Trust Act. Each Administrator shall have the power and authority to establish and designate such separate and distinct Series and to fix the rights, preferences and powers of the Securities of each such Series, and the establishment and designation of the particular separate and distinct Series and the applicable rights, preferences and powers of its Securities shall become effective upon an Administrator’s execution and delivery of a Series Supplement (substantially in the form of Annex I) to the Institutional Trustee. Each Series Supplement shall be deemed to be part of this Declaration with respect to the Series established thereunder. The number of Series shall be unlimited.

     An Administrator shall on behalf of the Master Trust issue one or more Series, each such Series to be comprised of a class of preferred undivided beneficial interests in the assets of such Series and having such terms as are set forth in the Series Supplement applicable to such Series and evidenced by a Certificate substantially in the form of Exhibit A-l (the “Capital Securities”), and a class of common undivided beneficial interests in the assets of such Series and having such terms as are set forth in the Series Supplement applicable to such Series and evidenced by a Certificate substantially in the form of Exhibit A-2 (the “Common Securities”). No securities or other interests in the assets of the Master Trust or any Series may be issued other than the Capital Securities and the Common Securities of each Series. The Capital Securities of any Series rank pari passu with, and payment thereon shall be made Pro Rata with, the Common Securities of such Series with respect to the Trust Property of such Series except that, where an Event of Default has occurred and is continuing with respect to such Securities, the rights of Holders of such Common Securities to payment in respect of the related Distributions and payments upon liquidation of such Series, redemption of such Securities and otherwise are subordinated to the rights to payment of the Holders of such Capital Securities.

     (b) Each Series Supplement and related Certificates shall be signed on behalf of the Master Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator who shall have signed any of the Certificates shall cease to be such Administrator before the Certificates so signed shall be delivered by the Master Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator. Any Certificate may be signed on behalf of the Master Trust by such person who, at the actual date of execution of such Certificate, shall be an Administrator, although at the date of the execution and delivery of this Declaration any such person was not such an Administrator. A Capital Security shall not be valid until the Certificate evidencing it is authenticated by the manual or facsimile signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Certificate evidencing such Capital Security has been authenticated under this Declaration. Upon written order of the Master Trust signed by one Administrator, the Institutional Trustee shall authenticate one or more Certificates evidencing the Capital Securities of a particular Series for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Sponsor to authenticate Certificates evidencing Capital Securities. A Common Security need not be so authenticated and shall be valid upon execution by one or more Administrators.

     (c) The Capital Securities issued pursuant to Regulation S of the Securities Act or to QIBs shall be, except as provided in Section 6.4, Book-Entry Capital Securities issued

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in the form of one or more Global Capital Securities registered in the name of the Depositary or its nominee and deposited with the Depositary or, if not so deposited, held by the Institutional Trustee as a custodian for the Depositary, for credit by the Depositary to the respective accounts of the Depositary Participants (or such other accounts as they may direct). The Master Trust, as issuer, and the Institutional Trustee, as custodian, are hereby authorized to execute, deliver and perform any letter of representations and other similar agreements or writings in connection with Capital Securities of a Series issued in the form of Global Capital Securities.

     (d) The consideration received by the Master Trust for the issuance of the Securities comprising any Series shall constitute a contribution to the capital of such Master Trust and shall not constitute a loan to such Master Trust.

     (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration.

     (f) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the related Guarantee.

     Section 6.2 Paying Agent, Transfer Agent, Calculation Agent and Registrar.

     (a) The Master Trust shall maintain (i) an office or agency where the Securities may be presented for payment (the “Paying Agent”) and (ii) an office or agency where Securities may be presented for registration of transfer or exchange (the “Transfer Agent”). The Master Trust shall keep or cause to be kept at such office or agency a register (the “Securities Register”) for the purpose of registering Securities and transfers and exchanges of Securities, such Securities Register to be held by a registrar (the “Registrar”). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent, and may appoint one or more additional Paying Agents, one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term “Paying Agent” includes any additional Paying Agent, the term “Registrar” includes any additional Registrar or co-Registrar and the term “Transfer Agent” includes any additional Transfer Agent or co-Transfer Agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities of each Series at its Corporate Trust Office. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

     (b) Whenever the Master Trust issues Securities of any Series with a Coupon Rate that is not fixed, it shall also appoint a Calculation Agent, which shall determine the Coupon Rate in accordance with the terms of such Securities.

     Section 6.3 Form and Dating.

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     (a) The Capital Securities of each Series shall be evidenced by one or more Certificates, and the Institutional Trustee’s certificate of authentication thereon shall be, substantially in the form of Exhibit A-l, and the Common Securities of each Series shall be evidenced by one or more Certificates substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. Certificates evidencing Securities of each Series may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Master Trust (for itself and/or for, with respect to or on behalf of such Series) is subject, if any, or usage (provided, that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Master Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-l to the Institutional Trustee in writing. Each Capital Security Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in the applicable Series Supplement and the forms of Certificates set forth in Exhibits A-l and A-2 are expressly made part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having an aggregate liquidation amount of not less than $100,000.

     (b) The Capital Securities being offered and sold by the Master Trust initially will be issued in registered form, without coupons and with the Restricted Securities Legend.

     Section 6.4  Book-Entry Capital Securities.

     (a) Book-Entry Capital Securities and Definitive Capital Securities of the same Series may be exchanged or transferred, in whole or in part, for one another only if such exchange or transfer complies with such procedures as are substantially consistent with this Section 6.4 and Article VIII. In addition, if (i) the Depositary advises the Administrators and the Institutional Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to a Global Capital Security, and no qualified successor is appointed by the Administrators within ninety (90) days of receipt of such notice, (ii) the Depositary ceases to be a clearing agency registered under the Exchange Act and the Administrators fail to appoint a qualified successor within ninety (90) days of obtaining knowledge of such event or (iii) an Indenture Event of Default has occurred and is continuing, a Global Capital Security may be exchanged, in whole or in part, for Definitive Capital Securities of the same Series registered in the names of the Beneficial Owners of the Book-Entry Capital Securities evidenced thereby. Upon the occurrence of any event specified in clause (i), (ii) or (iii) above, the Administrators shall notify the Depositary and instruct the Depositary to notify all Beneficial Owners and the Institutional Trustee of the occurrence of such event and of the availability of Definitive Capital Securities Certificates to Beneficial Owners. Upon the issuance of Definitive Capital Securities Certificates evidencing Capital Securities of the same Series, the Administrators and the Institutional Trustee shall recognize the Holders of the Definitive Capital Securities as Holders. Notwithstanding the foregoing, if an Owner of a beneficial interest in a Global Capital Security wishes at any time to transfer an interest in such Global Capital Security to a Person other than a QIB, such transfer shall be effected, subject to the Applicable Depository

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Procedures, in accordance with the provisions of this Section 6.4 and Article VIII, and the transferee shall receive a Definitive Capital Securities Certificate in connection with such transfer. A holder of a Definitive Capital Securities Certificate that is a QIB may, upon request, and in accordance with the provisions of this Section 6.4 and Article VIII, exchange such Definitive Capital Securities Certificate for a beneficial interest in a Global Capital Security.

     (b) If (A) any Global Capital Security is to be exchanged or transferred for Definitive Capital Securities Certificates evidencing Capital Securities of the same Series or canceled in part or (B) any Definitive Capital Securities Certificate is to be exchanged in whole or in part for any Global Capital Security evidencing Capital Securities of the same Series, then (i) such Global Capital Security, in the case of clause (A), or such Definitive Capital Securities Certificate, in the case of clause (B), shall be so surrendered for exchange, transfer or cancellation as provided in this Section 6.4 and Article VIII, (ii) subject to Section 8.2(d), the aggregate liquidation amount represented by such Global Capital Security so surrendered for exchange, transfer or cancellation shall be reduced by an amount equal to the liquidation amount represented by that portion of the Global Capital Security to be so exchanged, transferred or canceled, or the aggregate liquidation amount represented by any Global Capital Security evidencing Capital Securities of the same Series shall be increased by an amount equal to the liquidation amount represented by such Definitive Capital Securities Certificates so exchanged for such Global Capital Security, as the case may be, by means of an appropriate adjustment made on the records of the Registrar, whereupon the Institutional Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and (iii) upon receipt of registration instructions, the Administrators, or any one of them, shall execute and the Institutional Trustee shall authenticate and deliver (1) Definitive Capital Securities Certificates evidencing Capital Securities of the same Series in exchange for the Global Capital Security (or any portion thereof) so surrendered for exchange in accordance with the instructions of the Depositary or (2) a new Global Capital Security evidencing Capital Securities of the same Series if no Global Capital Security evidencing Capital Securities of the same Series is then outstanding. The Registrar, Administrators and the Institutional Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (c) Every Definitive Capital Securities Certificate executed and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Capital Security evidencing Capital Securities of the same Series or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Capital Security, unless such Definitive Capital Securities Certificate is registered in the name of a Person other than the Depositary for such Global Capital Security or a nominee thereof.

     (d) The Depositary or its nominee, as registered owner of a Global Capital Security, shall be the Holder of such Global Capital Security for all purposes under this Declaration and such Global Capital Security, and Beneficial Owners with respect to a Global Capital Security shall hold their interests pursuant to the Applicable Depositary Procedures. The Registrar, the Administrators and the Institutional Trustee shall be entitled to deal with the Depositary for all purposes of this Declaration relating to such Global Capital Securities (including the payment of the liquidation amount of and Distributions on the Book Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-

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Entry Capital Securities represented thereby and the giving of notices) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Beneficial Owners thereof. None of the Administrators, the Institutional Trustee or the Registrar shall have any liability in respect of any book-entry transfers effected by the Depositary.

     (e) The rights of the Beneficial Owners of Book-Entry Capital Securities shall be exercised only through the Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Beneficial Owners and the Depositary and/or its Depositary Participants; provided, solely for the purpose of determining whether the Holders of the requisite liquidation amount of Capital Securities of the applicable Series have voted on any matter provided for in this Declaration, to the extent that Capital Securities are represented by a Global Capital Security, the Administrators and the Institutional Trustee may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Institutional Trustee by the Depositary setting forth the Beneficial Owners’ votes or assigning the right to vote on any matter to any other Persons either in whole or in part. To the extent that Capital Securities are represented by a Global Capital Security, subject to this Section 6.4, the initial Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Capital Securities that are represented by such Global Capital Security to such Depositary Participants, and none of the Sponsor, the Administrators or the Institutional Trustee shall have any responsibility or obligation with respect thereto.

     (f) To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as Capital Securities are represented by a Global Capital Security, the Administrator and the Institutional Trustee shall give all such notices and communications in respect of such Capital Securities to the Depositary, and shall have no obligations to the Beneficial Owners.

     Section 6.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) the related Holder shall deliver to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be reasonably required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Master Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver to such Holder, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate evidencing Securities of the same Series of like denomination. In connection with the issuance of any new Certificate under this Section, the Registrar or the Administrators may require such Holder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any Certificate executed and delivered pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.6 Temporary Certificates. Until definitive Certificates are ready for delivery, the Administrators may prepare and execute on behalf of the Master Trust and, in the

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case of Capital Security Certificates, the Institutional Trustee shall authenticate, temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Administrators consider appropriate for temporary Certificates. Without unreasonable delay, the Administrators shall prepare and execute on behalf of the Master Trust and, in the case of the Capital Security Certificates, the Institutional Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

     Section 6.7 Cancellation. The Administrators at any time may deliver Certificates evidencing Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Certificates evidencing Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Certificates surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Certificates as the Administrators direct. The Administrators may not issue new Certificates to replace Certificates evidencing Securities that have been paid or, except for Certificates surrendered for purposes of the transfer or exchange of the Securities evidenced thereby, that have been delivered to the Institutional Trustee for cancellation.

     Section 6.8 Rights of Holders; Waivers of Past Defaults.

     (a) The legal title to the Trust Property of any Series is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.5 and Section 2.6, and the Holders of the Securities of such Series shall not have any right or title therein other than the undivided beneficial interest in the assets associated with such Series conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Master Trust or such Series except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no, and the issuance of the Securities shall not be subject to, preemptive or other similar rights and when issued and delivered to Holders against payment of the purchase price therefor, the Securities will be validly issued, fully paid and nonassessable.

     (b) For so long as the Capital Securities of any Series remain outstanding, if, upon an Indenture Event of Default pursuant to Sections 5.01(b), (e), (f), (g), (h) or (i) of the Indenture, the Debenture Trustee fails or the registered holders of not less than 25% in principal amount of the outstanding Debentures purchased by the Master Trust for, with respect to or on behalf of such Series fail to declare the principal of such Debentures to be immediately due and payable, the Holders of not less than 25% (in liquidation amount) of the Capital Securities of such Series then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Debenture Trustee.

     (c) At any time after the acceleration of maturity of such Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such acceleration and waive such default, the Holders of not less than 25% (in liquidation amount) of the Capital Securities of such Series then outstanding, by written notice to the Institutional Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such acceleration and its consequences if:

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     (i) the Sponsor has paid or deposited with the Debenture Trustee a sum sufficient to pay

     (A) all overdue installments of interest on all of the outstanding Debentures of the series to which the Securities relate;

     (B) any accrued Deferred Interest on all of the outstanding Debentures of the series to which the Securities relate;

     (C) all payments on the outstanding Debentures of the series to which the Securities relate that have become due otherwise than by such acceleration and interest and Deferred Interest thereon at the rate borne by such Debentures; and

     (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, documented expenses, disbursements and advances of the Debenture Trustee and the Institutional Trustee, their agents and counsel; and

     (ii) all Events of Default with respect to the outstanding Debentures of the series to which the Securities relate, other than the non-payment of the principal of or premium, if any, on such Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.07 of the Indenture.

     (d) The Holders of a Majority in liquidation amount of the Capital Securities of any Series may, on behalf of the Holders of all of the Capital Securities of such Series, waive any past Default or Event of Default relating to such Capital Securities, except a Default or Event of Default arising from the non-payment of principal of or premium, if any, or interest on the Debentures purchased by the Master Trust for, with respect to or on behalf of such Series (unless such Default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest, premium and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a Default or Event of Default relating to such Capital Securities in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the registered holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     (e) Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities of any Series, a record date shall be established for determining Holders of outstanding Capital Securities of such Series entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. Such Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission

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and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent any such Holder, or a proxy of any such Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section.

     (f) Except as otherwise provided in this Section, the Holders of a Majority in liquidation amount of the Capital Securities of any Series then outstanding may, on behalf of the Holders of all of the Capital Securities of such Series, waive any past Default or Event of Default relating to such Capital Securities and its consequences. Upon such waiver, any such Default or Event of Default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

ARTICLE VII

DISSOLUTION AND TERMINATION OF MASTER TRUST AND SERIES

     Section 7.1 Dissolution and Termination of Master Trust and each Series. (a) Subject to the last sentence in Section 2.14, the Master Trust and each Series shall dissolve on the first to occur of:

     (i) a Bankruptcy Event with respect to the Sponsor, the Master Trust or the Debenture Issuer;

     (ii) other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture or this Declaration, as the case may be, the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

     (iii) the entry of a decree of judicial dissolution of the Sponsor, the Master Trust or the Debenture Issuer; or

     (iv) before the issuance of any Securities, with the consent of all of the Trustees and the Sponsor.

     In addition, if any of the following events occur with respect to a Series prior to any of the events specified in the immediately preceding paragraph, such Series shall dissolve on the first to occur of:

          (1)      a Bankruptcy Event with respect to such Series;

          (2)      the distribution of all of the Debentures purchased by the Master Trust for, with respect to, or on behalf of such Series to the

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Holders of the Securities comprising such Series, upon exercise of the right of the Holders of the Common Securities of such Series to dissolve such Series if provided in the applicable Series Supplement;

     (3) the entry of a decree of judicial dissolution of any Holder of Common Securities of such Series; or

     (4) when all of the Securities comprising such Series are then subject to redemption and the amounts necessary for the redemption thereof shall have been paid to the Holders thereof in accordance with the terms of such Securities.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the dissolved Master Trust or the dissolved Series, as the case may be, as required by applicable law, including §3808 of the Statutory Trust Act, and subject to the terms set forth in this Declaration (including the Series Supplement for any Series), (i) in the case of dissolution and completion of winding up of the Master Trust and each Series pursuant to Section 2.14 or Section 7.1(a)(i), (ii), (iii) or (iv), each Series shall thereby terminate and the Institutional Trustee shall terminate the Master Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware, and (ii) in the case of dissolution and completion of winding up of any Series pursuant to Section 7.1(a)(1), (2), (3) or (4), the applicable Series shall thereby terminate and an Administrator shall notify the Institutional Trustee of the termination of such Series.

     (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Master Trust and each Series.

ARTICLE VIII

TRANSFER OF INTERESTS

     Section 8.1 General. (a) Subject to Section 6.4 and Section 8.1(c), when a Holder of Capital Securities delivers to the Registrar in accordance with this Declaration a request to register a transfer of such Holder’s Capital Securities or to exchange them for an equal aggregate liquidation amount of Capital Securities of the same Series represented by different Certificates, the Registrar shall register the transfer or make the exchange when the requirements provided for herein for such transfer or exchange are met. To facilitate registrations of transfers and exchanges, the Master Trust shall execute and the Institutional Trustee shall authenticate Capital Security Certificates of such Series at the Registrar’s request.

     (b) For so long as the Capital Securities of any Series remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities of such Series; provided, however, that any permitted successor of the Debenture Issuer under the Indenture may succeed to the Sponsor’s ownership of all Common Securities.

     (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of such Capital Securities. To the fullest extent permitted by applicable law, any transfer or purported

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transfer of any Capital Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such purported transferee shall be deemed not to be the Holder of such Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

     (d) The Registrar shall provide for the registration of Securities and transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender of a Certificate for registration of transfer of any Securities of a Series evidenced thereby, the Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Any Certificate issued upon any registration of transfer or exchange of a Security pursuant to the terms of this Declaration shall evidence the same Security as the Security so transferred or exchanged, and, upon such registration of transfer or exchange, the Security represented by such new Certificate shall be entitled to the same benefits under this Declaration as the Security so transferred or exchanged. Every Certificate surrendered for registration of transfer of the Security evidenced thereby shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer of the Security evidenced thereby shall be canceled by the Institutional Trustee pursuant to Section 6.7. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate evidencing the transferred Security. By acceptance of such Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     (e) Neither the Master Trust nor the Registrar shall be required (i) to issue Certificates representing Securities or register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities of the applicable Series to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 8.2 Transfer Procedures and Restrictions.

     (a) Certificates evidencing Capital Securities shall bear the Restricted Securities Legend (as defined below), which shall not be removed unless there is delivered to the Master Trust such satisfactory evidence, which may include an opinion of counsel reasonably acceptable to the Administrators and the Institutional Trustee, as may be reasonably required by the Master Trust or the Institutional Trustee, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Administrators, shall authenticate and deliver Capital Security Certificates that do not bear the Restricted Securities Legend (other than the legend contemplated by Section 8.2(d)) .

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     (b) When a Capital Security Certificate is presented to the Registrar (x) to register the transfer of the Capital Securities represented thereby, or (y) to exchange such Capital Securities for an equal number of Capital Securities of that Series represented by different Certificates, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Capital Security Certificate surrendered for registration of such transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Administrators, the Institutional Trustee and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

(c) Except as permitted by Section 8.2(a), each Capital Security Certificate shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN THE CIRCUMSTANCES SPECIFIED IN THE DECLARATION.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION

__________________________________________________
1 Only applicable to Global Capital Securities

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HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (I) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE MASTER TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE MASTER TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (II) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE MASTER TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN “ACCREDITED INVESTOR”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

     THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS

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INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

     THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

     (d) Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount (100 Capital Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Capital Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Capital Securities for any

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purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Capital Securities.

     (e) Each party hereto understands and hereby agrees that the initial purchaser is intended solely to be an interim holder of the Capital Securities and is purchasing such securities to facilitate consummation of the transactions contemplated herein and in the documents ancillary hereto. Notwithstanding any provision in this Declaration to the contrary, the initial purchaser shall have the right upon notice (a "Transfer Notice") to the Institutional Trustee and the Sponsor to transfer title in and to the Capital Securities; provided the initial purchaser shall take reasonable steps to ensure that such transfer is exempt from registration under the Securities Act of 1933, as amended, and rules promulgated thereunder. Any Transfer Notice delivered to the Institutional Trustee and Sponsor pursuant to the preceding sentence shall indicate the aggregate liquidation amount of Capital Securities being transferred, the name and address of the transferee thereof (the "Transferee") and the date of such transfer. Notwithstanding any provision in this Declaration to the contrary, the transfer by the initial purchaser of title in and to the Capital Securities pursuant to a Transfer Notice shall not be subject to any requirement relating to opinions of counsel, certificates of transfer or any other opinion or certificate applicable to transfers hereunder and relating to Capital Securities.

     (f) Neither the Institutional Trustee nor the Registrar shall be responsible for ascertaining whether any transfer hereunder complies with the registration provisions of or any exemptions from the Securities Act, applicable state securities laws or the applicable laws of any other jurisdiction, ERISA, the Code or the Investment Company Act.

     Section 8.3 Deemed Security Holders. The Master Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Security shall be registered on the Securities Register of the Master Trust as the sole Holder and owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any other Person, whether or not the Master Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

ARTICLE IX

LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     Section 9.1  Liability. (a) Except as expressly set forth in this Declaration, any Guarantee and the terms of the Securities, the Sponsor shall not be:

     (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of Securities, which shall be made solely from assets of the applicable Series; and

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     (ii) required to pay to the Master Trust or to any Holder of Securities any deficit upon dissolution of the Master Trust or any Series or otherwise.

     (b) The Holder of the Common Securities of any Series shall be liable for all of the debts and obligations of the Master Trust associated with such Series (other than with respect to the Securities of such Series) to the extent not satisfied out of the Series’ assets.

     (c) Pursuant to §3803(a) of the Statutory Trust Act, the Holders of Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

     Section 9.2 Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Master Trust or any Series or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Master Trust or such Series and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person (other than an Administrator) shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s negligence, willful misconduct or bad faith with respect to such acts or omissions and except that an Administrator shall be liable for any such loss, damage or claim incurred by reason of such Administrator’s gross negligence, willful misconduct or bad faith with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Master Trust (including those pertaining to any Series) and upon such information, opinions, reports or statements presented to the Master Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Master Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of the Trust Property of any Series from which Distributions to the Holders of Securities of such Series might properly be paid.

     (c) It is expressly understood and agreed by the parties hereto that insofar as any document, agreement or certificate is executed on behalf of the Master Trust by any Trustee (i) such document, agreement or certificate is executed and delivered by such Trustee, not in its individual capacity, but solely as Trustee under this Declaration in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements made on the part of the Master Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by any Trustee in its individual capacity, but is made and intended for the purpose of binding only the Master Trust and (iii) under no circumstances shall any Trustee in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Master Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Master Trust under this Declaration or any other document, agreement or certificate. This Section 9.2(c) shall not

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limit the liability of a Trustee to a Holder for breach of any representations made or obligations undertaken by such Trustee specifically in its individual capacity under this Declaration.

     Section 9.3 Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) to the Master Trust or to any other Covered Person, or to any Person that is a party to or is otherwise bound by this Declaration such Indemnified Person’s duties (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act) may be restricted or eliminated by provisions in this Declaration, except that this Declaration may not eliminate the implied contractual covenant of good faith and fair dealing. An Indemnified Person shall not be liable to the Master Trust, to any other Covered Person, or to any other Person that is party to or is otherwise bound by this Declaration for breach of fiduciary duty for the Indemnified Person’s good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person, except that no provision of this Declaration (i) may eliminate the implied contractual covenant of good faith and fair dealing, or (ii) may limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

     (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

     (i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Master Trust or any other Person; or

     (ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     Section 9.4 Indemnification. (a) (i) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Master Trust for itself and/or for, with respect to or on behalf of any Series) by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Master Trust or such Series, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its

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equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Master Trust or such Series, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

     (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Master Trust for itself and/or for, with respect to or on behalf of any Series to procure a judgment in its favor by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys’ fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Master Trust or such Series and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Master Trust or such Series unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (iii) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys’ fees and expenses) actually and reasonably incurred by such Person in connection therewith.

     (iv) Any indemnification of an Administrator under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (A) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (C) by the Common Security Holder of the applicable Series.

     (v) To the fullest extent permitted by law, expenses (including attorneys’ fees and expenses) incurred by an Indemnified Person in defending a

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civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a) . Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) in the case of a Company Indemnified Person (A) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (C) by the Common Security Holder of the applicable Series, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person either believed to be opposed to or did not believe to be in the best interests of the Master Trust or such Series, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful, or (2) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Master Trust or such Series, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful. In no event shall any advance be made (i) to a Company Indemnified Person in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person’s duty to the Master Trust or the Common or Capital Security Holders of such Series or (ii) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached such Person’s duty to the Master Trust or the Common or Capital Security Holders.

     (b) The Sponsor shall indemnify, to the fullest extent permitted by applicable law, each Indemnified Person from and against any and all loss, damage, liability, tax (other than taxes based on the income of such Indemnified Person), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with or by reason of the creation, administration or termination of the Master Trust or any Series, or any act or omission of such Indemnified Person in good faith on behalf of the Master Trust or any Series and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim incurred by such Indemnified Person by reason of negligence, willful misconduct or bad faith with respect to such acts or omissions.

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     (c) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the applicable Series or otherwise, both as to action in such Person’s official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section is in effect. Any repeal or modification of this Section shall not affect any rights or obligations then existing.

     (d) The Sponsor or the Master Trust (for itself and/or for, with respect to, and on behalf of one or more Series) may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section.

     (e) For purposes of this Section, references to the Master Trust shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (g) The provisions of this Section shall survive the termination of this Declaration or the earlier resignation or removal of the Institutional Trustee. The obligations of the Sponsor under this Section to compensate and indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the benefit of the Holders of particular Capital Securities, provided, that the Sponsor is the Holder of the Common Securities.

     Section 9.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 4.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Master Trust or any Series thereof, and none of the Master Trust, any Series or the Holders of Securities shall have any rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and

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the pursuit of any such venture, even if competitive with the business of the Master Trust or any Series thereof, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Master Trust or any Series thereof even if such opportunity is of a character that, if presented to such Master Trust or Series, could be taken by such Master Trust or Series, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 9.6 Compensation; Fee. (a) The Sponsor agrees:

     (i) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

     (ii) except as otherwise expressly provided herein, to reimburse each of the Trustees upon request for all reasonable, documented expenses, disbursements and advances incurred or made by such Person in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of such Person’s agents and counsel), except any such expense, disbursement or advance attributable to such Person’s negligence, willful misconduct or bad faith.

     (b) The provisions of this Section shall survive the dissolution of the Master Trust or any Series and the termination of this Declaration and the removal or resignation of any Trustee.

ARTICLE X ACCOUNTING

     Section 10.1 Fiscal Year. The fiscal year (the “Fiscal Year”) of the Master Trust shall be the calendar year, or such other year as is required by the Code.

     Section 10.2 Certain Accounting Matters.

     (a) At all times during the existence of the Master Trust, the Administrators shall keep, or cause to be kept, at the principal office of the Master Trust in the United States, as defined for purposes of Treasury Regulations §301.7701 -7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Master Trust and each Series. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

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     (b) The Sponsor shall cause the Administrators to deliver, by hardcopy or electronic transmission, (i) to each Holder or Beneficial Owner of Securities each Report on Form 10-K and Form 10-Q, if any, prepared by the Sponsor and filed with the Commission in accordance with the Exchange Act, within 10 Business Days after the filing thereof or (ii) if the Sponsor is (a) not then subject to Section 13 or 15(d) of the Exchange Act (a “Private Entity”) or (b) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the information required by Rule 144A(d)(4) under the Securities Act. Notwithstanding the foregoing, the Sponsor shall (i) deliver within 90 days after the end of each fiscal year, beginning with the fiscal year in which this Declaration becomes effective, by hardcopy or electronic transmission, to each Holder or Beneficial Owner of Capital Securities, unless otherwise provided pursuant to the preceding sentence, (A) a copy of the Sponsor’s audited consolidated financial statements (including balance sheet and income statement) covering the related annual period and (B) the report of the independent accountants with respect to such financial statements and (ii) deliver within 45 days after the end of each fiscal quarter, beginning with the fiscal quarter in which this Declaration becomes effective, by hardcopy or electronic transmission, to each Holder or Beneficial Owner of Capital Securities, unless otherwise provided pursuant to the preceding sentence, a copy of the Sponsor’s unaudited consolidated interim financial statements (including balance sheet and income statement) covering the related quarterly period. In addition to the foregoing, the Sponsor shall deliver to each Holder or Beneficial Owner of Capital Securities of any Series within 90 days after the end of each Fiscal Year of the Master Trust, annual financial statements of such Series, including a balance sheet of such Series as of the end of such Fiscal Year and the statements of income or loss for the Fiscal Year then ended, that are prepared at the principal office of such Series in the United States, as defined for purposes of Treasury Regulations §301.7701 -7.

     (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Master Trust.

     (d) The Administrators shall cause to be duly prepared in the United States, as defined for purposes of Treasury Regulations §301.7701 -7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the applicable Series with any state or local taxing authority.

     (e) The Sponsor shall cause the Administrators to deliver regulatory reports to Securityholders promptly following their filing with the OTS, Federal Reserve or other regulatory authorities.

     Section 10.3 Banking. The Master Trust shall maintain one or more bank accounts in the United States, as defined for purposes of Treasury Regulations §301.7701 -7, for, with respect to, on behalf of, and for the sole benefit of each Series; provided, however, that all payments of funds in respect of the Trust Property of a Series held by the Institutional Trustee

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shall be made directly to the Property Account to which the Holders of Securities of such Series have an interest and no other funds shall be deposited in such Property Account. The sole signatories for such accounts (including the Property Accounts) shall be designated by the Institutional Trustee.

     Section 10.4 Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to such Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to such Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to such Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

ARTICLE XI

AMENDMENTS AND MEETINGS

     Section 11.1 Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by

     (i) the Institutional Trustee:

     (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

     (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Administrators, the Administrators; and

     (iv) the Holders of more than 50% of the aggregate liquidation amount of the Common Securities of all Series, then outstanding.

     (b) Notwithstanding any other provision of this Article XI, no amendment (including any Series Supplement) shall be made, and any such purported amendment shall be void and ineffective:

     (i)  unless the Institutional Trustee shall have first received

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          (A) an Officers’ Certificate from each of the Master Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (B) except in the case of an amendment to this Declaration resulting exclusively from the execution of a Series Supplement, an opinion of counsel (who may be counsel to the Sponsor or the Master Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; or

     (ii) if the result of such amendment would be to

          (A) cause the Master Trust or any Series to cease to be classified for purposes of United States federal income taxation as a grantor trust;

          (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act;

          (C) cause the Master Trust or any Series to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (D) cause the Debenture Issuer to be unable to treat an amount equal to the liquidation amount of the Capital Securities of any Series as “Tier 1 Capital” (or its then equivalent if the Debenture Issuer (or its successor) were subject to such capital requirement applied as if the Debenture Issuer (or its successor) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Debenture Issuer; or

          (E) contravene the requirements to preserve the limitations on liability set forth in §3804 of the Statutory Trust Act in any manner whatsoever.

     (c) Except as provided in Section 11.1 (d), (e) or (g), no amendment other than a Series Supplement in the form attached as Annex I hereof shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital Securities of each Series affected thereby then outstanding, voting as separate classes, shall have consented to such amendment.

     (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder of Securities, this Declaration may not be amended to (i) change the amount or timing of any Distribution on such Securities or any redemption or

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liquidation provisions applicable to such Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of such Securities as of a specified date or change the Trust Property to which such Securities are entitled or (ii) restrict the right of such Holder to institute suit for the enforcement of any Distributions or other amounts on or after their due date.

     (e) Sections 9.1(b) and 9.1(c) and this Section shall not be amended without the consent of all of the Holders of the Securities then outstanding.

     (f) The rights of the Holders of the Capital Securities and Common Securities, as applicable, under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities or Common Securities, as applicable, of each Series then outstanding, voting as separate classes.

     (g) This Declaration may be amended by the Institutional Trustee and the Sponsor without the consent of the Holders of any Capital Securities to:

     (i) cure any ambiguity;

     (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

     (iii) add to the covenants, restrictions or obligations of the Sponsor; or

     (iv) modify, eliminate or add to any provision of this Declaration to such extent as may be necessary or desirable to ensure that the Master Trust and each Series will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) and that the limitations on liability set forth in §3804 of the Statutory Trust Act are preserved;

provided, however, that no such amendment contemplated in clause (i), (ii), (iii) or (iv) shall adversely affect the powers, preferences, rights or interests of Holders of the Capital Securities of any Series then outstanding.

     Section 11.2 Meetings of the Holders of the Securities; Action by Written Consent.

     (a) Meetings of the Holders of the Capital Securities or the Common Securities of any Series may be called at any time by the Administrators (or as provided in the terms of such Securities) to consider and act on any matter on which Holders of such Securities are entitled to act under the terms of this Declaration, the terms of such Securities or the rules of any stock exchange on which the Capital Securities of such Series are listed or admitted for

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trading, if any. The Administrators shall call a meeting of the Holders of such Securities if directed to do so by the Holders of not less than 10% in liquidation amount of such Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of such Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the Securities of any Series:

     (i) Notice of any such meeting shall be given to all of the Holders of the Securities of such Series having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities of such Series is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities of such Series are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Securities of such Series. Any action that may be taken at a meeting of the Holders of the Securities of such Series may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities of such Series owning not less than the minimum liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities of such Series having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities of such Series entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Securities of such Series for the purpose of taking any action without a meeting shall be returned to such Series within the time specified by the Administrators.

     (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of such Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Master Trust and each Series were Delaware corporations and the Holders of the Securities were stockholders of a Delaware corporation. Each meeting of Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate.

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     (iii) Unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which any Capital Securities are then listed or admitted for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations §301.7701 -7).

ARTICLE XII

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

     Section 12.1 Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Master Trust and to the Sponsor at the date of this Declaration and the date of each Series Supplement, and each Successor Institutional Trustee represents and warrants to the Master Trust and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee, that:

     (a) the Institutional Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States of America, respectively, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000);

     (c) the Institutional Trustee is not an Affiliate of the Sponsor, nor does the Institutional Trustee offer or provide credit or credit enhancement to the Master Trust or any Series;

     (d) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee, and this Declaration has been duly executed and delivered by the Institutional Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

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     (e) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

     (f) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

     Section 12.2 Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Master Trust and to the Sponsor at the date of this Declaration and the date of each Series Supplement, and each Successor Delaware Trustee represents and warrants to the Master Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

     (a) if it is not a natural person, the Delaware Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States of America;

     (b) if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee, and this Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

     (c) if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the articles of association or by-laws of the Delaware Trustee;

     (d) it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

     (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Master Trust the requirements of §3807 of the Statutory Trust Act.

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ARTICLE XIII MISCELLANEOUS

     Section 13.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

     (a) if given to the Master Trust or any Series, in care of the Administrators at the Master Trust’s mailing address set forth below (or such other address as the Master Trust may give notice of to the Holders of the Securities):

Umpqua Master Trust I c/o Umpqua Holdings Corporation One SW Columbia Street, Suite 1200 Portland, Oregon 97258 Attention: Ron Farnsworth Telecopy: (503) 727-4233 Telephone: (503) 727-4108

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

LaSalle National Trust Delaware 1201 North Orange Street, Suite 1000 Wilmington, Delaware 19801 Attn: Robert W. Eaddy Telecopy: 302-427-1414 Telephone: 302-427-1401

     (c) if given to the Institutional Trustee, at the Institutional Trustee’s mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

LaSalle Bank National Association 135 S. LaSalle Street, Suite 1511 Chicago, Illinois 60603 Attention: CDO Trust Services Group Umpqua Master Trust I Telecopy: 312-904-0524 Telephone: 312-904-0283

     (d) if given to the Holder of any Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of any Common Securities may give notice of to the Master Trust):

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Umpqua Holdings Corporation One SW Columbia Street, Suite 1200 Portland, Oregon 97258 Attention: Ron Farnsworth Telecopy: (503) 727-4233 Telephone: (503) 727-4108

     (e) if given to any other Holder, at the address set forth on the books and records of the Master Trust. All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 13.2 Governing Law. This Declaration and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.

     Section 13.3 Submission to Jurisdiction.

     (a) Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Declaration, or the transactions contemplated hereby, may be instituted in any of the courts of the State of New York and the United States District Courts, in each case located in the Borough of Manhattan, City and State of New York, and further agrees to submit to the jurisdiction of any state or Federal court in Wilmington, Delaware and any competent court in the place of its corporate domicile in respect of actions brought against it as a defendant. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and irrevocably waives any right to which it may be entitled on account of its place of corporate domicile. Each such party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Declaration or the transactions contemplated hereby. Each such party agrees that final judgment in any proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

     (b) Each of the Sponsor, the Trustees, and the Administrators irrevocably consents, and the Holder of the Common Securities of each Series irrevocably consents and (upon acceptance thereof) will be deemed to have irrevocably consented, to the service of process on it in any such suit, action or proceeding by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 13.1 hereof.

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     (c) To the extent permitted by law, nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Declaration in any other state, country or place.

     Section 13.4 Intention of the Parties. It is the intention of the parties hereto that the Master Trust and each Series be classified for United States federal income tax purposes as a grantor trust and that the limitations on liability set forth in §3804 of the Statutory Trust Act be applicable to each Series. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     Section 13.5 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 13.6 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

     Section 13.7 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 13.8 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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     IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

LASALLE NATIONAL TRUST DELAWARE, as Delaware Trustee
By:_______________________________ Name:__________________________ Title: ___________________________

LASALLE BANK NATIONAL ASSOCIATION, as Institutional Trustee
By:_______________________________ Name:__________________________ Title: ___________________________

UMPQUA HOLDINGS CORPORATION, as Sponsor
By:_______________________________ Name:__________________________ Title: ___________________________

___________________________________ Name: Ronald L. Farnsworth as Administrator
____________________________________ Name: Neal T. McLaughlin as Administrator

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ANNEX I

SERIES SUPPLEMENT RELATING TO THE TERMS OF
CAPITAL SECURITIES AND COMMON SECURITIES
OF SERIES _____

     Pursuant to Section 6.1 of the Amended and Restated Declaration of Trust of Umpqua Master Trust I (the “Master Trust”), dated as of [CLOSING DATE] (as amended from time to time, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities of Series ____ (the “Series”) of the Master Trust (collectively, the “Securities”) are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

     1. Designation and Number.

     (a) Capital Securities. [# OF CAPITAL SECURITIES] Capital Securities of the Series (the “Capital Securities”) shall have an aggregate liquidation amount of [CAPITAL DOLLAR AMOUNT] Dollars ($[CAPITAL $]) and a liquidation amount with respect to the assets of the Series of $1,000 per Capital Security. The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed, if any.

     (b) Common Securities. [# OF COMMON SHARES] Common Securities of the Series (the “Common Securities”) will be evidenced by Common Security Certificates substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. In the absence of an Event of Default relating to the Securities, the Common Securities will have an aggregate liquidation amount with respect to the assets of the Series of [COMMON DOLLAR AMOUNT] Dollars ($[COMMON $]) and a liquidation amount with respect to the assets of the Series of $1,000 per Common Security.

     2. Distributions

     (c) Distributions on each Security will be payable at a [variable per annum rate of interest, reset quarterly, equal to] [per annum rate (the “Coupon Rate”) equal to (i) with respect to any Distribution Period (as defined herein) prior to the Distribution Period commencing on the Distribution Payment Date (as defined herein) on [FIRST RESET], [FIXED RATE]% and (ii) with respect to any Distribution Period commencing on or after the Distribution Payment Date on [FIRST RESET],] [LIBOR] [OTHER INDEX], as determined on the LIBOR Determination Date for such Distribution Period, plus [INTEREST RATE]% (the “Coupon Rate”); provided, however, that the Coupon Rate for any Distribution Period [commencing on or after the Distribution Payment Date on [FIRST RESET],] may not exceed the Interest Rate (as defined in the Indenture) for the related Interest Period (as defined in the Indenture)]. Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period

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thereafter (to the extent permitted by applicable law). The term “Distributions,” as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debentures of the series to which the Securities relate unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Trust Property of the Series in which Holders of the Securities have an interest that is held by the Institutional Trustee and to the extent the Institutional Trustee has funds therefrom in the Property Account of the Series legally available therefor. The amount of Distributions payable in respect of the Securities will be computed [(i) with respect to any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date on [FIRST RESET], on the basis of a 360-day year consisting of twelve 30-day months and (ii) with respect to any Distribution Period commencing on or after the Distribution Payment Date on [FIRST RESET],] on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period.

     The term “Distribution Period,” as used herein, means (i) in the case of the first Distribution Period, the period from, and including, the date of original issuance of the Securities to, but excluding, the initial Distribution Payment Date and (ii) thereafter, from, and including, the first day following the end of the preceding Distribution Period to, but excluding, the applicable Distribution Payment Date or, in the case of the last Distribution Period, the related date of redemption.

     (d) LIBOR shall be determined by the Calculation Agent for each Distribution Period [commencing on or after the Distribution Payment Date on [FIRST RESET],] in accordance with the following provisions:

     (1) On the second LIBOR Business Day (provided, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a “LIBOR Banking Day”), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day) prior to the [commencement of] [Distribution Payment Date that commences] such Distribution Period (or, with respect to the first Distribution Period, on [INITIAL SET DATE])] (each such day, a “LIBOR Determination Date”), LIBOR shall equal the rate, as obtained by the Calculation Agent, for three-month U.S. Dollar deposits in Europe, which appears on Reuters Screen LIBOR 01 Page (as defined in the International Swaps and Derivatives Association, Inc. 2000 Interest Rate and Currency Exchange Definitions) or such other page as may replace such page, as of 11:00 a.m. (London time) on such LIBOR Determination Date, as reported by Bloomberg Financial Markets Commodities News or any successor service (“Reuters Screen”). “LIBOR Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York or Chicago, Illinois are authorized or obligated by law or executive order to be closed. If such rate is superseded on Reuters Screen by a corrected rate before 12:00 noon (London time) on such LIBOR Determination Date, the corrected rate as so substituted will be LIBOR for such LIBOR Determination Date.

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     (2) If, on such LIBOR Determination Date, such rate does not appear on Reuters Screen, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on such LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on such LIBOR Determination Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in The City of New York (as selected by the Calculation Agent) are quoting on such LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

     (3) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR for such Distribution Period shall be LIBOR in effect for the immediately preceding Distribution Period.

     (e) All percentages resulting from any calculations on the Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% being rounded to 9.87655%), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     (f) As soon as practicable following each LIBOR Determination Date, but in no event later than the 5th business day following such LIBOR Determination Date, the Calculation Agent shall notify, in writing, the Sponsor and the Paying Agent of the applicable Coupon Rate that applies to the related Distribution Period. The Calculation Agent shall, upon the request of a Holder of any Securities, inform such Holder of the Coupon Rate that applies to the related Distribution Period. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Sponsor and the Holders of the Securities. Any error in a calculation of the Coupon Rate by the Calculation Agent may be corrected at any time by the delivery of notice of such corrected Coupon Rate as provided above. The Paying Agent shall be entitled to rely on information received from the Calculation Agent or the Sponsor as to the applicable Coupon Rate. The Sponsor shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Securities that is included in any payment and reportable for taxable income calculation purposes.

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     (g) Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of Distribution Periods as described herein, quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on [FIRST ACTUAL PAYMENT DATE] (each, a “Distribution Payment Date”), and on any earlier date of redemption, as applicable. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures of the series to which the Securities relate by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an “Extension Period”) at any time and from time to time on such Debentures, subject to the conditions described below and in the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be (each such term as defined herein). During any Extension Period, interest will continue to accrue on the Debentures of the series to which the Securities relate, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue, at an annual rate equal to the Coupon Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures of the series to which the Securities relate; provided, however, that during any Extension Period, the Debenture Issuer may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock, (ii) make any payment of principal or premium or interest on or repay, repurchase or redeem any debt securities of the Debenture Issuer that rank in all respects pari passu with or junior in interest to such Debentures or (iii) make any payment under any guarantees of the Debenture Issuer that rank in all respects pari passu with or junior in interest to the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Debenture Issuer (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any exchange or conversion of any class or series of the Debenture Issuer’s capital stock (or any capital stock of a subsidiary of the Debenture Issuer) for any class or series of the Debenture Issuer’s capital stock or of any class or series of the Debenture Issuer’s indebtedness for any class or series of the Debenture Issuer’s capital stock, (c) the purchase of fractional interests in shares of the Debenture Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder’s rights plan, or the issuance of rights, stock or other property under any stockholder’s rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior in interest to such stock). Prior to the termination of any Extension Period, the Debenture Issuer may further extend such Extension Period, provided, that no Extension

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Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the requirements herein and in the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

     As a consequence of any Extension Period, Distributions will be deferred. Notwithstanding any such deferral, Distributions will continue to accrue on the Securities, and Distributions on such accrued Distributions will accrue, at the Coupon Rate applicable during such Extension Period, compounded quarterly, to the extent permitted by applicable law. If Distributions are deferred, the Distributions due shall be paid on the date that such Extension Period terminates to Holders of the Securities as they appear on the books and records of the Master Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Series has funds legally available for the payment of such Distributions in the Property Account of the Series.

     The Master Trust’s funds available for Distributions to the Holders of the Securities will be limited to payments received from or in respect of the Trust Property of the Series in which Holders of the Securities have an interest. The payment of Distributions out of moneys held by the Master Trust for such Series is guaranteed by the Guarantor pursuant to the Guarantee.

     (h) Distributions on the Securities on any Distribution Payment Date will be payable to the Holders thereof as they appear on the books and records of the Registrar on the relevant regular record dates. The relevant “regular record dates” shall be 15 days before the relevant Distribution Payment Dates. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date will cease to be payable to the Person in whose name such Securities are registered on the original relevant regular record date, and such defaulted Distributions will instead be payable to the Person in whose name such Securities are registered on the regular record date preceding the Distribution Payment Date on which the related Extension Period terminates or, in the absence of an Extension Period, a special record date therefor selected by the Administrators.

     (i) In the event that there is any money or other property held by or for the Series that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     (j) If any Distribution Payment Date [on or prior to the Distribution Payment Date on [FIRST RESET],] falls on a day that is not a Business Day, then Distributions payable on such date will be paid on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next Business Day. If any Distribution Payment Date [after the Distribution Payment Date on [FIRST RESET],] other than any date of redemption falls on a day that is not a Business Day, then Distributions payable will be paid on,

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and such Distribution Payment Date will be moved to, the next succeeding Business Day, and additional Distributions will accrue for each day that such payment is delayed as a result thereof.

     3. Liquidation Distribution Upon Dissolution. In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Master Trust or the Series (each, a “Liquidation”), the Holders of the Securities will be entitled to receive out of the assets of the Series legally available for distribution to Holders of the Securities, after satisfaction of liabilities to creditors of the Series (to the extent not satisfied by the Sponsor), an amount in cash equal to the aggregate of the liquidation amount of $1,000 per Security plus unpaid Distributions accrued thereon to the date of payment (collectively, the “Liquidation Distribution”), unless: (i) the Securities have been redeemed in full in accordance with the terms hereof; or (ii) the Debentures of the series to which the Securities relate in an aggregate principal amount equal to the aggregate liquidation amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Securities, after paying or making reasonable provision to pay all claims against and obligations of the Series in accordance with §3808(g) of the Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

     The Sponsor, as the Holder of all of the Common Securities, has the right at any time, upon receipt by it and the Institutional Trustee for the benefit of the Series of (i) an opinion of nationally recognized tax counsel that Holders will not recognize any gain or loss for United States Federal income tax purposes as a result of the distribution of Debentures of the series to which the Securities relate, to dissolve the Series (including, without limitation, upon the occurrence of a Tax Event, an Investment Company Event or a Capital Treatment Event, each as defined herein) and (ii) prior approval from the Federal Reserve or the OTS, as applicable, (if then required under applicable capital guidelines or policies of the Federal Reserve or the OTS, as applicable) and, after satisfaction of liabilities to creditors of the Series, cause the Debentures of the series to which the Securities relate to be distributed to the Holders of the Securities on a Pro Rata basis in accordance with the aggregate liquidation amount thereof.

     Notwithstanding the foregoing, if a Liquidation occurs, the Series shall be liquidated by the Institutional Trustee of the Series as expeditiously as such Trustee determines to be practical by distributing, after satisfaction of liabilities to creditors of the Series (to the extent not satisfied by the Sponsor) as provided by applicable law, to the Holders of the Securities, the Debentures of the series to which the Securities relate on a Pro Rata basis, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive on a Pro Rata basis, out of the assets of the Series legally available for distribution to the Holders of the Securities, after satisfaction of liabilities to creditors of the Series (to the extent not satisfied by the Sponsor), an amount in cash equal to the Liquidation Distribution; provided, however, that a Liquidation of the Series pursuant to clause (2) of Section 7.1(a) of the Declaration shall occur if the Institutional Trustee determines that such Liquidation is practical by distributing, after satisfaction of liabilities to creditors of the Series (to the extent not satisfied by the Sponsor), to the Holders of the Securities on a Pro Rata basis, the Debentures of the series to which the Securities relate, and such distribution occurs.

     If, upon any Liquidation, the Liquidation Distribution can be paid only in part because the Series has insufficient assets available to pay in full the aggregate Liquidation

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Distribution, then the amounts payable directly by the Series on the Securities shall be paid to the Holders of the Securities on a Pro Rata basis, except that if an Event of Default relating to the Securities has occurred and is continuing, then the Capital Securities shall have a preference over the Common Securities with regard to such amounts.

     Upon any Liquidation involving a distribution of the Debentures of the series to which the Securities relate, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debenture Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for such Debentures.

     After the date for any distribution of the Debentures of the series to which the Securities relate upon any Liquidation, (i) the Securities of the Series will be deemed to be no longer outstanding, (ii) any Certificates representing the Capital Securities will be deemed to represent undivided beneficial interests in such of the Debentures of the series to which the Securities relate as have an aggregate principal amount equal to the aggregate liquidation amount of such Capital Securities and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on such Capital Securities until such Certificates are presented to the Debenture Issuer or its agent for transfer or reissuance (and until such Certificates are so surrendered, no payments shall be made to Holders of Securities in respect of any payments due and payable under the Debentures of the series to which the Securities relate) and (iii) all rights of Holders of Securities shall cease, except the right of such Holders to receive Debentures of the series to which the Securities relate upon surrender of Certificates representing such Securities.

4. Redemption and Distribution.

     (k) The Debentures of the series to which the Securities relate will mature on [MATURITY DATE] (the “Maturity Date”) at an amount in cash equal to 100% of the principal amount thereof plus unpaid interest accrued thereon to such date (the “Maturity Redemption Price”). The Debentures of the series to which the Securities relate may be redeemed by the Debenture Issuer, at its option, in whole or in part, on any Distribution Payment Date on or after [OPTIONAL REDEMPTION DATE] (each, an “Optional Redemption Date”), at the Optional Redemption Price, upon not less than 30 nor more than 60 days’ prior written notice to holders of such Debentures. In addition, upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, such Debentures may be redeemed by the Debenture Issuer, at its option, in whole or in part, at any time within 90 days following the occurrence of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be (the “Special Redemption Date”), at the Special Redemption Price, upon not less than 30 nor more than 60 days’ prior written notice to holders of such Debentures so long as such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, is continuing. In each case, the right of the Debenture Issuer to redeem such Debentures prior to maturity is subject to the Debenture Issuer and the Master Trust having received prior approval from the Federal Reserve or the OTS, if then required under applicable capital guidelines or policies thereof.

     “Tax Event” means the receipt by the Debenture Issuer and the Master Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to

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or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement) (an “Administrative Action”) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debenture Issuer, the Master Trust or any Series and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debentures of the series to which the Securities relate, there is more than an insubstantial risk that: (i) the Master Trust or the Series is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on such Debentures; (ii) if the Debenture Issuer is organized and existing under the laws of the United States or any state thereof or the District of Columbia, interest payable by the Debenture Issuer on such Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Master Trust or the Series is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from Distributions, more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

     “Investment Company Event” means the receipt by the Debenture Issuer and the Master Trust of an opinion of counsel experienced in such matters to the effect that, as a result of a change in law or regulation or written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Master Trust or the Series is or, within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act, which change becomes effective on or after the date of the original issuance of the Debentures of the series to which the Securities relate.

     “Capital Treatment Event” means, if the Debenture Issuer is organized and existing under the laws of the United States or any state thereof or the District of Columbia, the receipt by the Debenture Issuer and the Master Trust of an opinion of counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or any rules, guidelines or policies of an applicable regulatory authority for the Debenture Issuer or (b) any official or administrative pronouncement or action or decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debentures of the series to which the Securities relate, there is more than an insubstantial risk that the Debenture Issuer will not, within 90 days of the date of such opinion, be entitled to treat Capital Securities as “Tier 1 Capital” (or its then equivalent) if the Debenture Issuer (or its successor) were subject to such capital requirement, applied as if the Debenture Issuer (or its successor) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Debenture Issuer; provided, however, that the inability of the Debenture Issuer to treat all or any portion of the aggregate Liquidation

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Amount of the Capital Securities as “Tier 1 Capital” shall not constitute the basis for a Capital Treatment Event if such inability results from the Debenture Issuer having preferred stock, minority interests in consolidated subsidiaries and any other class of security or interest which the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies) may now or hereafter accord ‘Tier 1 Capital” treatment that, in the aggregate, exceed the amount which may now or hereafter qualify for treatment as “Tier 1 Capital” under applicable capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies) applied as if the Debenture Issuer (or its successor) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies); provided, further, that the distribution of such Debentures in connection with the Liquidation of the Series by the Debenture Issuer shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

     “Optional Redemption Price” means an amount in cash equal to 100% of the principal amount of the Debentures of the series to which the Securities relate being redeemed plus unpaid interest accrued on such Debentures to the related Optional Redemption Date.

     “Special Event” means any of a Tax Event, an Investment Company Event or a Capital Treatment Event.

     “Special Redemption Price” means, with respect to the redemption of the Debentures of the series to which the Securities relate following a Special Event, an amount in cash equal to 103.525% of the principal amount of such Debentures to be redeemed prior to [SPECIAL REDEMPTION DATE] and thereafter equal to the percentage of the principal amount of such Debentures that is specified below for the Special Redemption Date plus, in each case, unpaid interest accrued thereon to the Special Redemption Date:

Special Redemption During the 12-Month
Period Beginning [MONTH DAY]	Percentage of Principal Amount

20__	103.140%
20__	102.355%
20__	101.570%
20__	100.785%
20__ and thereafter	100.000%

     (l) Upon any repayment of the Debentures of the series to which the Securities relate at maturity or in whole or in part upon redemption (other than following the distribution of such Debentures to the Holders of the Securities), the proceeds from such repayment shall concurrently be applied to redeem Pro Rata, at a redemption price corresponding to the applicable Maturity Redemption Price, Optional Redemption Price or Special Redemption Price for such Debentures of the series to which the Securities relate, as the case may be, Securities having an aggregate liquidation amount equal to the aggregate principal amount of such Debentures so repaid; provided, however, that Holders of such Securities shall be given not

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less than 30 nor more than 60 days’ prior written notice of such redemption (other than a redemption resulting from the maturity of such Debentures on the Maturity Date).

     (m) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(e)(ii) below.

     (n) The Master Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all the outstanding Capital Securities for all Distribution Periods terminating on or before the related date of redemption.

     (o) Redemption or Distribution Procedures.

     (i) Written notice of any redemption of, or written notice of distribution of the Debentures of the series to which the Securities relate in exchange for, the Securities (a “Redemption/Distribution Notice”) will be given by the Master Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date of redemption or exchange thereof which, in the case of a redemption, will be the date of maturity or redemption of such Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Registrar. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

     (ii) In the event that fewer than all the outstanding Capital Securities are to be redeemed, the Capital Securities to be redeemed shall be redeemed Pro Rata from each Holder.

     (iii) If the Securities are to be redeemed and the Master Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures of the series to which the Securities relate are redeemed or repaid as set out in this Section (which notice will be irrevocable), then, provided, that the Institutional Trustee has a sufficient amount of cash in connection with the related redemption or maturity of such Debentures, the Institutional Trustee will, with respect to Book-Entry Capital Securities, irrevocably deposit with the Depositary for such Book-Entry Capital Securities, the price payable upon redemption of the Securities, and will give such Depositary irrevocable instructions and authority to pay the price payable upon redemption of such Book-Entry Capital Securities to Beneficial Owners of the Capital Securities. With respect to Capital Securities that are not Book-Entry Capital Securities, the Institutional Trustee will pay the

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price payable upon redemption of such Securities to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Master Trust on the related date of redemption. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so subject to redemption and all rights of Holders of such Securities so subject to redemption will cease, except the right of the Holders of such Securities to receive the applicable price specified in Section 4(a), but without interest on such price. If any date of redemption of the Securities falls on a day that is not a Business Day, then payment of all amounts payable on such date will be made on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next succeeding Business Day. If any amount payable upon redemption of the Securities is improperly withheld or refused and not paid either by the Master Trust (for, with respect to, or on behalf of the Series), the Debenture Issuer or the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the Coupon Rate applicable from the date of redemption to the actual date of payment, in which case the actual payment date will be considered the date of redemption for purposes of calculating the price payable upon redemption of the Securities. In the event of any redemption of the Capital Securities issued by the Master Trust in part, the Master Trust shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of the Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Capital Securities to be so redeemed or (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part.

     (iv) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Master Trust (for, with respect to, or on behalf of the Series) (A) in respect of the Capital Securities, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

     (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), and provided, that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

     5. Voting Rights - Capital Securities. (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of not less than 10% in liquidation amount of the Capital Securities.

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     (b) Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the penultimate sentence of this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities then outstanding, voting as a single class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, in respect of the Capital Securities, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures of the series to which the Securities relate, (ii) waiving any past default and its consequences that are waivable under the Indenture, (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debentures of the series to which the Securities relate or (iv) consenting on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debentures of the series to which the Securities relate where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the registered holders of greater than a simple majority in principal amount of Debentures of the series to which the Securities relate (a “Super Majority”) affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of not less than the proportion in liquidation amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the outstanding Debentures of the series to which the Securities relate. If the Institutional Trustee fails to enforce its rights under such Debentures after the Holders of a Majority or Super Majority, as the case may be, in liquidation amount of such Capital Securities then outstanding have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under such Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity or may require the Institutional Trustee to take such action as would permit any such Holder to institute any such proceeding. Notwithstanding the foregoing, if an Event of Default relating to the Securities has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or premium, if any, on or principal of such Debentures on the date such interest, premium, if any, or principal is payable (or in the case of redemption, the date of redemption), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in such Debentures, to such Holder directly of the principal of or premium, if any, or interest on such Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to such Debentures unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to a payment default. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clause (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained, at the expense of the Sponsor, an opinion of tax counsel to the effect that, as a result of such action, neither the Master Trust nor the Series will be classified as other than a

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grantor trust for United States federal income tax purposes. A waiver of an Indenture Event of Default relating to the Securities will constitute a waiver of the corresponding Event of Default hereunder.

     Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Securities of the Series or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Capital Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Master Trust to redeem and cancel Capital Securities or to distribute the Debentures of the series to which the Securities relate in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

     In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Series. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

     6. Voting Rights - Common Securities. (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

     (b) The Holder of the Common Securities is entitled, in accordance with Article IV of the Declaration, to vote to appoint, remove or replace any Administrators.

     (c) Subject to Section 6.8 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the penultimate sentence of this paragraph, the Holder of the Common Securities, voting as a single class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, in respect of the Common Securities, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures of the series to which the Securities relate, (ii) waiving any past default and its consequences that are waivable under

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the Indenture, or (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debentures of the series to which the Securities relate. Notwithstanding this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in clause (i), (ii) or (iii) above, unless the Institutional Trustee has obtained, at the expense of the Sponsor, an opinion of tax counsel to the effect that for the purposes of United States federal income tax neither the Master Trust nor the Series will be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, the Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

     Any approval or direction of the Holder of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities of the Series or pursuant to written consent. The Administrators will cause a notice of any meeting at which the Holder of the Common Securities is entitled to vote, or of any matter upon which action by written consent of such Holder is to be taken, to be mailed to the Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holder is entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holder of the Common Securities will be required for the Master Trust to redeem and cancel Common Securities or to distribute the Debentures of the Series to which the Securities relate in accordance with the Declaration and the terms of the Securities.

     7. Amendments to Declaration and Indenture. In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Master Trust or the Series, other than as described in Section 7.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in liquidation amount of the outstanding Securities; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only Holders of the affected Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in liquidation amount of such Securities.

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     (p) In the event the consent of the Institutional Trustee, as the registered holder of the Debentures of the series to which the Securities relate, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or such Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the outstanding Securities, voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the written direction of the Holders of not less than the proportion in liquidation amount of the outstanding Securities which the relevant Super Majority represents of the aggregate principal amount of such Debentures outstanding.

     (q) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration or to the Securities if such amendment or modification would (i) cause the Master Trust or the Series to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee, (iii) cause the Master Trust or the Series to be deemed an Investment Company which is required to be registered under the Investment Company Act or (iv) contravene in any manner whatsoever the requirements to preserve the limitations on liability specified in §3804 of the Statutory Trust Act.

     (r) Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of Distributions and payments upon redemption, Liquidation or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, in each case with respect to the Trust Property of the Series, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

     8. Pro Rata. A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of the Securities according to the aggregate liquidation amount of the Securities held by such Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default relating to the Securities has occurred and is continuing, in which case any funds in the Property Account of the Series legally available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate liquidation amount of the Capital Securities held by such Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common Securities Pro Rata according to the aggregate liquidation amount of the Common Securities held by such Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     9. Ranking. The Capital Securities rank pari passu with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default relating to the Securities has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon Liquidation, redemption and otherwise, in each case with respect to the Trust Property of the Series, are

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subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or any amount payable upon the redemption of, any Common Security, and no payment to the Holder of any Common Security on account of the Liquidation of the Master Trust or the Series, shall be made unless payment in full in cash of (i) all accrued and unpaid Distributions on all outstanding Capital Securities for all Distribution Periods terminating on or prior thereto, (ii) all amounts payable upon Capital Securities then subject to redemption and (iii) all amounts payable upon Capital Securities in the event of the Liquidation of the Master Trust or the Series, in each case, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of the amounts specified in clause (i), (ii) and (iii) above that are then due and payable.

     10. Acceptance of Guarantee and Indenture. Each Holder of the Capital Securities and the Common Securities, by the acceptance of such Securities, agrees to the provisions of the Declaration, the Guarantee and the Indenture, including the subordination provisions therein.

     11. No Preemptive Rights. The Holders of the Securities shall have no, and the issuance of the Securities is not subject to, preemptive or similar rights to subscribe for any additional securities.

     12. Limitations on Liability. The Master Trust shall have separate and distinct records for the Series, and the assets of the Series shall be held and accounted for separately from those of any other series of the Master Trust or those of any other entity. Holders of the Securities shall only be entitled to the benefit of the Trust Property of the Series, and not the assets of the Master Trust generally or any other series of the Master Trust, and the Trust Property of the Series shall be charged with the liabilities belonging to the Series as contemplated in Section 2.6(a)(i)(R) of the Declaration and such liabilities shall be enforceable against the assets of the Series only, and not those of the Master Trust generally or any other series of the Master Trust, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other series of the Master Trust or, except as contemplated in Section 2.6(a)(i)(R) of the Declaration, the Master Trust generally, shall be enforceable against the assets of such Series, all in accordance with the full benefit of the limitations on liability specified in §3804 of the Statutory Trust Act.

     13. Miscellaneous. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

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     IN WITNESS WHEREOF, the undersigned has caused this Series ___ Series Supplement to be duly executed as of this ______ day of ______________________, 20___.

Umpqua Master Trust I

                                                                          By:________________________________
                                                                          Name:
                                                                          Title: Administrator

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EXHIBIT A-l

FORM OF CAPITAL SECURITY CERTIFICATE

[FORM OF FACE OF SECURITY]

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN THE CIRCUMSTANCES SPECIFIED IN THE DECLARATION.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (I) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER

________________________________
1 Only applicable to Global Capital Securities

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OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE MASTER TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE MASTER TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (II) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE MASTER TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN “ACCREDITED INVESTOR”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

     THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR

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PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

     THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

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Certificate Number	[	]	Number of Capital Securities [# OF CAPITAL
SECURITIES]

CUSIP NO _____________________________________

Certificate Evidencing Series _____ Capital Securities

Of

Umpqua Master Trust I Series _____ Capital Securities

(liquidation amount $1,000 per Capital Security)

     Umpqua Master Trust I, a statutory trust created under the laws of the State of Delaware (the “Master Trust”), hereby certifies that it has created a Series to which this Certificate pertains and that Cede & Co., as nominee on behalf of the Depository Trust Company (the “Holder”), is the registered owner of [# OF CAPITAL SECURITIES] Series ____ capital securities of the Master Trust representing preferred undivided beneficial interests in the assets of such Series (liquidation amount $1,000 per Capital Security) (the “Capital Securities”). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Master Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Master Trust, dated as of [CLOSING DATE], among Ronald L. Farnsworth and Neal T. McLaughlin, as Administrators, LaSalle National Trust Delaware, as Delaware Trustee, LaSalle Bank National Association, as Institutional Trustee, Umpqua Holdings Corporation, as Sponsor, and the Holders from time to time of undivided beneficial interests in the assets of each series of the Master Trust, including the Series to which this Certificate pertains, including the designation of the terms of the Capital Securities and the Common Securities (collectively, the “Securities”) as set forth in the applicable Series Supplement, as the same may be amended from time to time (the “Declaration”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

     By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures of the series to which the Securities relate as

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indebtedness and the Capital Securities as evidence of undivided beneficial ownership in such Debentures.

     The Master Trust shall have separate and distinct records for the Series, and the assets of the Series shall be held and accounted for separately from those of any other series of the Master Trust or those of any other entity. Holders of the Securities shall only be entitled to the benefit of the Trust Property of the above-captioned Series, and not the assets of the Master Trust generally or any other series of the Master Trust, and the Trust Property of the above-captioned Series shall be charged with the liabilities belonging to the above-captioned Series as contemplated in Section 2.6(a)(i)(R) of the Declaration and such liabilities shall be enforceable against the assets of the above-captioned Series only, and not those of the Master Trust generally or any other series of the Master Trust, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other series of the Master Trust or, except as contemplated in Section 2.6(a)(i)(R) of the Declaration, the Master Trust generally, shall be enforceable against the assets of the above-captioned Series, all in accordance with the full benefit of the limitations on liability specified in §3804 of the Statutory Trust Act.

     This Certificate and the Capital Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

     This Certificate may contain more than one counterpart of the signature page and this Certificate may be executed and authenticated by the affixing of the signature of an Administrator on behalf of the Master Trust, and the signature of the Institutional Trustee providing authentication, to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though the Master Trust had executed, and the Institutional Trustee had authenticated, a single signature page.

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IN WITNESS WHEREOF, the Master Trust has duly executed this Certificate.

Umpqua Master Trust I

                                                                          By:________________________________
                                                                          Name:
                                                                          Title: Administrator

                                                                          Dated:____________________________

CERTIFICATE OF AUTHENTICATION

     This certificate represents Capital Securities of a series of the Master Trust referred to in the within-mentioned Declaration.

LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Institutional Trustee
By: ________________________________________ Authorized Officer Dated:_____________________________________

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[FORM OF REVERSE OF SECURITY]

     Distributions on each Capital Security will be payable at a [variable per annum rate of interest, reset quarterly, equal to] [per annum rate (the “Coupon Rate”) equal to (i) with respect to any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date (as defined herein) on [FIRST RESET], [FIXED RATE]% and (ii) with respect to any Distribution Period commencing on or after the Distribution Payment Date on [FIRST RESET],] LIBOR (as defined in the Declaration), [as determined on the LIBOR Determination Date for such Distribution Period,] plus [INTEREST RATE]% (the “Coupon Rate”); provided, however, that the Coupon Rate for any Distribution Period [commencing on or after the Distribution Payment Date on [FIRST RESET]] may not exceed the Interest Rate (as defined in the Indenture) for the related Interest Period (as defined in the Indenture). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term “Distributions,” as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debentures of the series to which the Securities relate, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Trust Property to which the Holder of this Capital Security is entitled that is held by the Institutional Trustee and to the extent the Institutional Trustee has funds therefrom in the Property Account of the Series legally available therefor. The amount of Distributions payable for any Distribution Period [prior to [FIRST RESET],] will be computed [on the basis of a 360-day year consisting of twelve 30-day months and, thereafter,] on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period.

     Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on [FIRST ACTUAL PAYMENT DATE] (each, a “Distribution Payment Date”), and on any earlier date of redemption, subject, in each case, to the Business Day convention specified in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures of the series to which the Securities relate by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an “Extension Period”) at any time and from time to time on the Debentures of the series to which the Securities relate, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debentures of the series to which the Securities relate, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue, at an annual rate equal to the Coupon Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures of the series to which the Securities relate; provided, however, that prior to the termination of any Extension Period, the Debenture Issuer may further extend such Extension Period, provided,

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that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

     As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Capital Securities as they appear on the books and records of the Master Trust (for, with respect to and on behalf of the above-captioned Series) on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the above-captioned Series has funds legally available for the payment of such Distributions in the Property Account of the above-captioned Series.

     The Capital Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

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ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers the Capital Securities evidenced by this Capital Security Certificate to:

___________________________________________
___________________________________________
___________________________________________

(Insert assignee’s social security or tax identification number)

___________________________________________
___________________________________________
___________________________________________

(Insert address and zip code of assignee),

and irrevocably appoints _________________________________________________________ as agent to transfer the Capital Securities evidenced by this Capital Security Certificate on the books of the Master Trust. The agent may substitute another to act for it, him or her.

Date: ________________________ Signature: _____________________

                                 (Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:[1]__________________________
____________________________
1 Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

     EXCEPT AS SET FORTH IN SECTION 8.1(b) OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

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Certificate Number	[	]	Number of Common Securities [# OF
COMMON SHARES]

Certificate Evidencing Series ____ Common Securities

of

Umpqua Master Trust I

     Umpqua Master Trust I, a statutory trust created under the laws of the State of Delaware (the “Master Trust”), hereby certifies that it has created a Series to which this Certificate pertains and that Umpqua Holdings Corporation is the registered owner (the “Holder”) of [# OF COMMON SHARES] Series ____ common securities of the Master Trust representing common undivided beneficial interests in the assets of such Series (liquidation amount $1,000 per Common Security) (the “Common Securities”). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Master Trust, dated as of [CLOSING DATE] among Ronald L. Farnsworth and Neal T. McLaughlin, as Administrators, LaSalle National Trust Delaware, as Delaware Trustee, LaSalle Bank National Association, as Institutional Trustee, the Holder, as Sponsor, and the Holders from time to time of undivided beneficial interests in the assets of each series of the Master Trust, including the Series to which this Certificate pertains, including the designation of the terms of the Common Securities and the Capital Securities of such Series (collectively, the “Securities”) as set forth in the applicable Series Supplement, as the same may be amended from time to time (the “Declaration”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

     As set forth in the Declaration, when an Event of Default with respect to the Capital Securities of this Series has occurred and is continuing, the rights of the Holder of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise, in each case with respect to the Trust Property of this Series, are subordinated to the rights of payment of holders of the Capital Securities.

     By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures of the series to which the Securities relate as indebtedness and the Common Securities as evidence of undivided beneficial ownership in such Debentures.

     The Master Trust shall have separate and distinct records for the Series, and the assets of the Series shall be held and accounted for separately from those of any other series of the Master Trust or those of any other entity. Holders of the Securities shall only be entitled to

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the benefit of the Trust Property of the above-captioned Series, and not the assets of the Master Trust generally or any other series of the Master Trust, and the Trust Property of the above-captioned Series shall be charged with the liabilities belonging to the above-captioned Series as contemplated in Section 2.6(a)(i)(R) of the Declaration and such liabilities shall be enforceable against the assets of the above-captioned Series only, and not those of the Master Trust generally or any other series of the Master Trust, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other series of the Master Trust or, except as contemplated in Section 2.6(a)(i)(R) of the Declaration, the Master Trust generally, shall be enforceable against the assets of the above-captioned Series, all in accordance with the full benefit of the limitations on liability specified in §3804 of the Statutory Trust Act.

     This Certificate and the Common Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

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IN WITNESS WHEREOF, the Master Trust has executed this Certificate this day of _________________________, 20___.

Umpqua Master Trust I

By:______________________________

Name:
Title: Administrator

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[FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a [variable per annum rate of interest, reset quarterly, equal to] [per annum rate (the “Coupon Rate”) equal to (i) with respect to any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date (as defined herein) on [FIRST RESET], [FIXED RATE]% and (ii) with respect to any Distribution Period commencing on or after the Distribution Payment Date on [FIRST RESET], LIBOR (as defined in the Declaration), as determined on the LIBOR Determination Date for such Distribution Period,] plus [INTEREST RATE]% (the “Coupon Rate”); provided, however, that the Coupon Rate for any Distribution Period [commencing on or after the Distribution Payment Date on [FIRST RESET]] may not exceed the Interest Rate (as defined in the Indenture) for the related Interest Period (as defined in the Indenture).] Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term “Distributions,” as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debentures of the series to which the Securities relate, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Trust Property to which the Holder of this Common Security is entitled that is held by the Institutional Trustee and to the extent the Institutional Trustee has funds therefrom in the Property Account of the Series legally available therefor. The amount of Distributions payable [for any Distribution Period prior to [FIRST RESET],] will be computed [on the basis of a 360-day year consisting of twelve 30-day months, and thereafter,] on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period.

     Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15, commencing on [FIRST ACTUAL PAYMENT] (each, a “Distribution Payment Date”), and on any earlier date of redemption, subject, in each case, to the Business Day convention specified in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures of the series to which the Securities relate by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an “Extension Period”) at any time and from time to time on the Debentures of the series to which the Securities relate, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debentures of the series to which the Securities relate, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue, at an annual rate equal to the Coupon Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures of the series to which the Securities relate; provided, however, that prior to the termination of

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any Extension Period, the Debenture Issuer may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

     As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Master Trust (for, with respect to and on behalf of the above-captioned Series) on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the above-captioned Series has funds legally available for the payment of such Distributions in the Property Account of the above-captioned Series.

     The Common Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

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ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers the Common Securities evidenced by this Common Security Certificate to:

______________________________________
______________________________________
______________________________________

(Insert assignee’s social security or tax identification number)

_____________________________________
_____________________________________
_____________________________________

(Insert address and zip code of assignee),

and irrevocably appoints _______________________________________ as agent to transfer the Common Securities evidenced by this Common Security Certificate on the books of the Master Trust. The agent may substitute another to act for it, him or her.

Date: ________________________ Signature: _____________________

                                  (Sign exactly as your name appears on the other side of this Common Security Certificate)

                       Signature Guarantee: 1____________________________________

______________________________________________________
1 Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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9)Umpqua Holdings Corporation
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EXHIBIT B

FORM OF ADMINISTRATOR’S CERTIFICATE OF THE MASTER TRUST

     Pursuant to Section 2.6(a)(i)(P) of the Amended and Restated Declaration of Trust, dated as of [CLOSING DATE] (as amended or supplemented from time to time, the “Trust Agreement”), of Umpqua Master Trust I (the “Trust”) among Umpqua Holdings Corporation as Sponsor, LaSalle Bank National Association, as Institutional Trustee, LaSalle National Trust Delaware, as Delaware Trustee, the Administrators named therein, and the holders from time to time of beneficial interests in the assets of each Series of the Trust (each, a “Subtrust”), the undersigned (on behalf of the Trust and each Subtrust) hereby certifies that he/she is an Administrator of the Trust and that, to his/her knowledge under the terms of the Trust Agreement, each Trust and Subtrust has complied (without regard to any period of grace or requirement of notice provided under the Trust Agreement) with all conditions and covenants under the Trust Agreement for the year 20____.

     Capitalized terms used herein, and not otherwise defined herein, have respective meanings assigned thereto in the Trust Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Administrator’s Certificate as of  _________________ , 20_____.

                                                          Umpqua Master Trust I

                                                          __________________________
                                                          Name:
                                                          Title: Administrator

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